As filed with the Securities and Exchange Commission on March 17, 2003
                       Securities Act File No. 333-100476
                    Investment Company Act File No. 811-21231

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -----------

                                    FORM N-2

[X]    Registration Statement Under The Securities Act of 1933
       [X]    Pre-Effective Amendment No. 1
       [ ]    Post-Effective Amendment No.
[X]    Registration Statement Under The Investment Company Act of 1940
       [X]    Amendment No. 1

                                SYN-DECS TRUST I
               (Exact Name of Registrant as Specified in Charter)

                          c/o Salomon Smith Barney Inc.
                              388 Greenwich Street
                            New York, New York 10013
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (212) 816-6000

                                 Alan M. Rifkin
                            Salomon Smith Barney Inc.
                              390 Greenwich Street
                            New York, New York 10013
                     (Name and Address of Agent for Service)

                                 With copies to

                             Raymond B. Check, Esq.
                       Cleary, Gottlieb, Steen & Hamilton
                                One Liberty Plaza
                            New York, New York 10006
                                 (212) 225-2000

         Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

         If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box [ ]

                                        CALCULATION OF REGISTRATION FEE
                                       UNDER THE SECURITIES ACT OF 1933
=============================================================================================================
                                                                Proposed      Proposed Maximum
                                                                 Maximum          Aggregate       Amount of
              Title of Securities             Amount being   Offering Price       Offering      Registration
               Being Registered                Registered      Per DECS(1)        Price(1)         Fee(2)
-------------------------------------------------------------------------------------------------------------
DECS representing shares of beneficial
     interest.............................    100,000 DECS       $10.00          $1,000,000          $92
=============================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee.
(2) Previously paid.

         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

================================================================================

                                SYN-DECS TRUST I

                              Cross-Reference Sheet
                          Parts A and B of Prospectus*

Item
 No.  Caption                                       Prospectus Caption
----  -------                                       ------------------

1.    Outside Front Cover.........................  Front Cover Page

2.    Inside Front and Outside Back Cover Page....  Front Cover Page; Inside
                                                    Front Cover Page

3.    Fee Table and Synopsis......................  Prospectus Summary; Fees
                                                    and Expenses

4.    Financial Highlights........................  Not Applicable

5.    Plan of Distribution........................  Front Cover Page; Prospectus
                                                    Summary; Underwriting

6.    Seller Not Applicable.......................  Not Applicable

7.    Use of Proceeds.............................  Use of Proceeds; Investment
                                                    Objectives and Policies

8.    General Description of the Registrant.......  Front Cover Page; Prospectus
                                                    Summary; The Trust;
                                                    Investment Restrictions;
                                                    Investment Objectives and
                                                    Policies; Risk Factors
                                                    Relating to the DECS

9.    Management..................................  Management and
                                                    Administration of the Trust

10.   Capital Stock, Long-Term Debt and Other
      Securities; Federal Income Tax
      Considerations..............................  Description of the DECS

11.   Defaults and Arrears on Senior Securities...  Not Applicable

12.   Legal Proceedings...........................  Not Applicable

13.   Table of Contents of the Statement of
      Additional Information......................  Not Applicable

14.   Cover Page..................................  Not Applicable

15.   Table of Contents...........................  Not Applicable

16.   General Information and History.............  The Trust

17.   Investment Objective and Policies...........  Investment Objectives and
                                                    Policies; Investment
                                                    Restrictions

18.   Management..................................  Management and
                                                    Administration of the Trust

19.   Control Persons and Principal Holders of
      Management and Administration of the
      Securities..................................  The Trust

20.   Investment Advisory and Other Services......  Management and
                                                    Administration of the Trust

21.   Brokerage Allocation and Other Practices....  Investment Objectives and
                                                    Policies

22.   Tax Status..................................  Certain United States
                                                    Federal Income Tax
                                                    Considerations

23.   Financial Statements........................  Statement of Assets,
                                                    Liabilities and Capital

-----------------
* Pursuant to the General Instructions to Form N-2, all information required to be set forth in Part B: Statement of Additional Information has been included in Part A: The Prospectus. Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of the N-2 Registration Statement.

The information in this prospectus is not complete and may be changed. The trust may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                     SUBJECT TO COMPLETION, DATED [ ], 2003
PROSPECTUS

                                100,000 DECS[SM]*
                                SYN-DECS TRUST I
                  (Subject to Exchange into Common Stock of o)

                               -----------------

         SYN-DECS TRUST I is a finite-term Delaware statutory trust. The DECS are securities that represent all of the beneficial interest in the trust. When the trust issues the DECS, it will acquire U.S. treasury securities and o shares of o common stock. The trust has granted the underwriters an option to purchase up to o additional DECS from the trust to cover over-allotments. If this option is exercised the proceeds of that exercise will be used to purchase additional U.S. treasury securities and shares of o common stock.

         For each DECS that you buy, you will receive a cash distribution of $o on o,o and $o on each o, o, o and o thereafter, ending on o, o. Those payments will be made from the U.S. treasury securities that the trust acquires when it issues the DECS. On each of those dates, you will also receive your pro rata share of all cash dividends (up to cash dividends of $o per share for the period until o,o and $o per share for each twelve month period thereafter) that the trust has received since the prior distribution date on the o common stock it owns, and your pro rata share of [83]% of any cash dividends the trust has received in amounts greater than these amounts.

         On or shortly after o, 2006, the trust will deliver o common stock to you. The number of shares of o common stock that the trust will deliver and you will receive will depend on the price of o common stock on each of the 20 trading days beginning on o, 2006. On each of those 20 trading days, a formula will be applied to that day's closing price for the o common stock, and the results of the 20 days' calculations will be added to determine the total number of shares of o common stock you will receive on or shortly after o, 2006. Under that formula:

         o for each of those 20 trading days on which the closing price for o common stock is more than $o per share, you will receive [4.15] shares of o common stock for each DECS you own.

         o for each of those 20 trading days on which the closing price for o common stock is more than $o per share but less than or equal to $o per share, you will receive o common stock worth $o for each DECS you own.

         o for each of those 20 trading days on which the closing price for o common stock is $o per share or less, you will receive five shares of o common stock for each DECS you own.

         As a result, on or shortly after o, 2006 you will receive a total of between [83] and 100 shares of o common stock for each DECS you own.

         The last reported sale price of o common stock on the o on o, 2003 was $o per share.

         The trust will also be a party to a residual value agreement, which will obligate the trust to deliver to o all of the o common stock that the trust is not required to deliver to the holders of the DECS under the formula described above.

         The trust's securities have no history of public trading. Typical closed-end fund shares frequently trade at a discount from net asset value. This characteristic of investments in a closed-end investment company is a risk separate and distinct from the risk that the trust's net asset value will decrease. The trust cannot predict whether the DECS will trade at, below or above net asset value. The risk of purchasing investments in a closed-end company that might trade at a discount is more pronounced for investors who wish to sell their investments soon after completion of a public offering.

                               -----------------

Investing in the DECS involves certain risks. See "Risk Factors Relating to the DECS" beginning on page o.

                               -----------------

         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
-----------------------------------------------------------------------

                                                        Per DECS        Total
                                                      -----------    -----------
Public Offering Price                                 $              $
Sales Load                                            $    --        $     --
Proceeds to the trust before expenses                 $              $

         The underwriters are offering the DECS subject to various conditions. The underwriters expect to deliver the DECS to purchasers on o, 2003.

                               -----------------

                              Salomon Smith Barney

-------------
* DECS is a service mark of Salomon Smith Barney Inc. and is the subject of a pending patent application.

         You should rely only on the information contained in or incorporated by reference in this prospectus. The trust has not authorized anyone to provide you with different information. The trust is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in or incorporated by reference in this prospectus is accurate as of any date other than the date on the front of this prospectus.

                               -----------------


                                TABLE OF CONTENTS

                                                                            Page
 Prospectus Summary..........................................................
 Fees and Expenses...........................................................
 The Trust...................................................................
 Use of Proceeds.............................................................
 Investment Objectives and Policies..........................................
 Investment Restrictions.....................................................
 Risk Factors Relating to the DECS...........................................
 Net Asset Value.............................................................
 Description of the DECS.....................................................
 Management and Administration of the Trust..................................
 United States Federal Income Tax Consequences...............................
 Certain ERISA Considerations................................................
 Underwriting................................................................
 Legal Matters...............................................................
 Experts.....................................................................
 Where You Can Find More Information.........................................
 Report of Independent Accountants...........................................
 Statement of Assets, Liabilities and Capital, o, 2003.......................
 Notes to Statement of Assets, Liabilities and Capital, o, 2003..............

         Until o, o all dealers that effect transactions in these securities, whether or not participating in this securities offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                               -----------------

              "DECS" is a service mark of Salomon Smith Barney Inc.

                               PROSPECTUS SUMMARY

         This summary highlights certain information contained elsewhere in this prospectus. This summary is not complete and does not contain all of the information that you should consider before investing in the DECS. You should read the entire prospectus carefully, especially the risk of investing in the DECS discussed under "Risk Factors Relating to the DECS."

                                    The Trust

         SYN-DECS TRUST I is a finite-term Delaware statutory trust. On or shortly after o, 2006, which is referred to in this summary as the "exchange date", the trust will deliver to the holders of the DECS the shares of o common stock that they are entitled to receive under the terms of the DECS. The trust will then deliver the remaining shares of o common stock, if any, to o pursuant to the residual value agreement. After that, any remaining trust assets (of which there are expected to be none) will be distributed pro rata to the holders of the DECS. The trust will terminate automatically on or shortly after the date on which the trust makes delivery under the residual value agreement or on o, o, whichever is earlier. Under most circumstances, this will be on or shortly after o, 2006.

                                    The DECS

         The DECS are securities that represent all of the beneficial interest in the trust. The underwriters named in this prospectus are offering the DECS for sale at a price of $o per DECS. The last reported sale price of a share of o common stock on the o on o, 2003 was $o per share. The underwriters also may purchase up to o additional DECS from the trust to cover over-allotments.

                              Purpose of the Trust

         The trust was created to issue the DECS and to carry out the transactions described in this prospectus. The terms of the DECS are designed to give you a higher yield than the dividend yield on the o common stock, while also giving you the chance to share in the increased value of o common stock if its price goes up. The dividend paid per share of o common stock in o's fiscal year ended o, o was $o. See "Investment Objectives and Policies -- Enhanced Yield; Less Potential for Equity Appreciation than Common Stock; No Depreciation Protection." You will bear the risk of any decrease in value in the o common stock, but you will receive only part of the increased value if the price goes up, and then only if the price is generally above $o per share shortly before the exchange date.

                      Quarterly Distributions and Dividends

         For each DECS that you buy, you will receive a cash distribution of $o on o,o and $o on each o, o, o and o thereafter, ending on o, 2006. Those payments will be made from the U.S. treasury securities that the trust acquires when it issues the DECS. On each of those dates, you will also receive your pro rata share of all cash dividends (up to cash dividends of $o per share for the period until o,o and $o per share for each twelve month period thereafter) that the trust has received since the prior distribution date on the o common stock it owns, and your pro rata share of [83]% of any cash dividends the trust has received in amounts greater than these amounts.

                       Distributions on the Exchange Date

         On the exchange date, you will receive between [83] and 100 shares of o common stock for each DECS you own. Those amounts will be adjusted, or you will receive cash or securities instead of or in addition to the o common stock, if o splits its stock, pays a stock dividend, issues warrants or distributes certain types of assets or if certain other events occur that are described in detail later in this prospectus (though no adjustment will be made as a result of any cash dividend on the o common stock, which will instead be distributed by the trust to the holders of the DECS and potentially to the counterparty under the residual value agreement).

         If o merges into another company or liquidates, you may receive shares of the other company or cash instead of o common stock on the exchange date.

                                  Voting Rights

         As a holder of DECS, you will have voting rights with respect to the trust. You will not have the right to vote any o common stock, however, until it is distributed to you by the trust. The trust will vote the o common stock it holds proportionately in accordance with all votes cast by all other holders of all classes of o common stock (without regard to shares of other holders for which no vote is cast) voting together as a single class.

             Assets of the Trust; Investment Objectives and Policies

         The trust will own the following assets:

         o o shares of o common stock, which the trust will use to satisfy its obligations under the DECS and the residual value agreement at maturity; and

         o zero-coupon U.S. treasury securities that will mature every quarter during the term of the trust, and which will provide cash to pay the minimum quarterly distributions on the DECS.

         The U.S. treasury securities initially will represent approximately o% of the trust's assets and the o common stock initially will represent approximately o%.

         The trust's investment objective is to provide you with (1) a quarterly distribution of $o per DECS over the term of the trust ($o for the period from o, 2003 to o, 2003), plus your pro rata share of any cash dividends (up to cash dividends of $o per share for the period until o,o and $o per share for each twelve month period thereafter) that the trust has received since the prior distribution date on the o common stock it owns, plus your pro rata share of [83]% of any cash dividends the trust has received in amounts greater than these amounts, and (2) o common stock on or shortly after the exchange date in an amount equal to the sum of:

         o for each of the 20 trading days beginning on o, 2006 on which the closing price of o common stock is more than $o per share, [4.15] shares of o common stock per DECS.

         o for each of the 20 trading days beginning on o, 2006 on which the closing price of o common stock is more than $o per share but less than or equal to $o per share, shares of o common stock worth $o per DECS (one-twentieth of the issue price of the DECS).

         o for each of the 20 trading days beginning on o, 2006 on which the closing price of o common stock is $o or less per share, 5 shares of o common stock per DECS.

         As a result, on or shortly after the exchange date you will receive a total of between [83] and 100 shares of o common stock for each DECS you own.

         The trust will not deliver fractions of a share of o common stock. If you would receive a fraction of a share of o common stock under the formula described above (based on all DECS owned), you will receive cash instead.

         At the closing of the sale of the DECS, the trust will purchase from o, the seller, a total of o shares of o common stock, assuming the underwriters do not exercise their over-allotment option. The purchase price for the o common stock will be $o per share or $o in total, assuming the underwriters do not exercise their over-allotment option, which will be paid to o by the trust on the day the DECS are issued.

         The trust will also be a party to a residual value agreement with o that will obligate the trust to deliver to o all of the o common stock that the trust is not required to deliver to the holders of the DECS under the formula described above.

         The trust has granted the underwriters an option to purchase up to o additional DECS from the trust to cover over-allotments. If this option is exercised the proceeds of that exercise will be used to purchase additional U.S. treasury securities and shares of o common stock, and the amounts of o common stock and the purchase price referenced in the residual value agreement will be automatically increased proportionately to the amount of the over-allotment option exercise, under the terms of that agreement.

                  Certain U.S. Federal Income Tax Consequences

         In the opinion of Cleary, Gottlieb, Steen & Hamilton, special tax counsel to the trust, the trust will be classified as a grantor trust or as custodial arrangement for U.S. federal income tax purposes and not as an association taxable as a corporation; and each holder of DECS generally will be considered the owner of an undivided interest in the underlying assets held by the trust and will be taxed on the income and expense with respect to its proportionate share of those assets as if it held the assets directly and entered into the residual value agreement directly with the counterparty. Under this treatment, a U.S. investor may be required to recognize gain for U.S. federal income tax purposes on the receipt of Common Stock in excess of cash, if any, paid to the investor. In addition, gain recognized by a U.S. investor on the sale or other disposition of a DECS generally will be short-term capital gain regardless of the investor's holding period for the DECS. Investors will not be entitled to a dividends-received deduction with respect to dividends on the o common stock held by the trust. See "United States Federal Income Tax Consequences."

                          Certain ERISA Considerations

         Each purchaser or holder of the DECS will be deemed to have made certain representations by its purchase and holding thereof, as described under the heading "Certain ERISA Considerations."

                                        o

         A prospectus and a prospectus supplement that describe o and the o common stock that you may receive are attached to this prospectus. o will not receive any of the proceeds from the sale of the DECS by the trust and will not have any obligation under the DECS or the residual value agreement. The seller did not prepare, and is not responsible for, the o prospectus or prospectus supplement. The o prospectus and prospectus supplement are attached to this prospectus only for your convenience. The o prospectus and prospectus supplement are not part of this prospectus and are not incorporated by reference into this prospectus.

                   Management and Administration of the Trust

         The internal operations of the trust will be managed by three trustees; the trust will not have an investment advisor. o (or its successor) will act as trust administrator to carry out the day-to-day administration of the trust, and will also be the custodian for the trust assets and its paying agent, registrar and transfer agent for the DECS. o will not have any other affiliation with the trust.

                                Term of the Trust

         The trust will terminate automatically on or shortly after the date on which the trust makes delivery under the residual value agreement or on o, o, whichever is earlier. Under most circumstances, this will be on or shortly after o, 2006.

                                  Risk Factors

o The trust will not dispose of the o common stock underlying your DECS during the term of the trust even if the value of o common stock declines or o's financial condition changes for the worse.

o You will bear the entire risk of declines in the value of the o common stock between the pricing date for the DECS and the exchange date. The amount of o common stock that you will receive on or shortly after the exchange date is not fixed, but is based on the closing price of o common stock on each of 20 trading days before the exchange date. If the market price of o common stock declines, the stock that you receive will be worth less than what you paid for your DECS and you will lose money. If o becomes bankrupt or insolvent, you could lose everything you paid for your DECS except the value of your share of the treasury securities held by the trust.

o You will have less opportunity for gains if the value of o common stock increases than you would have if you purchased o common stock directly. You will realize a gain only if the value of o common stock increases by approximately o% between the closing date and the exchange date, and then you will only receive approximately [83]% of the increase in the o common stock price above that level.

o Because the trust will determine the value of the o common stock based on its closing price for each of 20 trading days beginning on o, 2006, the actual value of the stock that you receive on or shortly after the exchange date may be less than the price of the stock on the exchange date.

o Because the trust will own only U.S. treasury securities and o common stock, an investment in the DECS may be riskier than an investment in an investment company with more diversified assets.

o The trading price of o common stock will directly affect the trading price of the DECS in the secondary market. The trading price of o common stock will be influenced by o's operating results and prospects, by economic, financial and other factors and by general market conditions. The trading price of o common stock may also be affected by hedging activities that o may engage in related to its ownership of the residual value agreement.

o Until the trust delivers o common stock to you when the DECS mature, you will have no voting rights associated with the o common stock.

Listing

         The trust has applied to have the DECS approved for listing on o under the symbol "o". o common stock is quoted on o under the symbol "o". The last reported sale price of o common stock on the o on o, 2003 was $o per share.

                                FEES AND EXPENSES

         Because the trust will use a portion of the proceeds from the sale of the DECS and the residual value agreement to purchase o common stock ("Common Stock") from o (the "seller"), the seller has agreed in the underwriting agreement to pay to the underwriters as compensation $o per DECS. See "Underwriting." Salomon Smith Barney Inc. will pay estimated organization costs of the trust in the aggregate amount of $o and estimated costs of the trust in connection with the initial registration and public offering of the DECS in the aggregate amount of approximately $o at the closing of this offering. In addition, Salomon Smith Barney Inc. will pay each of the trust's administrator (the "Administrator"), custodian (the "Custodian"), paying agent (the "Paying Agent") and trustees (the "Trustees") at the closing of this offering a one-time, up-front amount in respect of its respective ongoing fees and, in the case of the Administrator, anticipated expenses of the trust (estimated to be $o in the aggregate) over the term of the trust. Salomon Smith Barney Inc. has agreed to pay on-going expenses of the trust in excess of these estimated amounts and to reimburse the trust for any amounts it may be required to pay as indemnification to any Trustee, the Administrator, the Custodian or the Paying Agent. The seller will reimburse Salomon Smith Barney Inc. for all expenses of the trust and reimbursements of indemnifications paid by it. See "Management and Administration of the Trust-Estimated Expenses".

         Regulations of the Securities and Exchange Commission require the presentation of trust expenses in the following format in order to assist investors in understanding the costs and expenses that an investor will bear directly or indirectly. Because the trust will not bear any ongoing fees or expenses, investors will not bear any direct expenses. The only expenses that an investor might be considered to bear indirectly are (a) the underwriters' compensation payable by the seller with respect to such investor's DECS and (b) the ongoing expenses of the trust (including fees of the Administrator, Custodian, Paying Agent and Trustees), estimated at $o per year in the aggregate, which Salomon Smith Barney Inc. will pay at the closing of the offering.

Investor transaction expenses
     Sales Load (as a percentage of offering price).......................o%
                                                                          ==

Annual Expenses
     Management Fees......................................................0%
     Other Expenses (after reimbursement by the seller)*..................0%
              Total Annual Expenses*......................................0%
                                                                          ==

----------------
* Without this reimbursement, the trust's "total annual expenses" would be equal to approximately o% of the trust's average net assets.

         SEC regulations also require that closed-end investment companies present an illustration of cumulative expenses (both direct and indirect) that an investor would bear. The regulations require the illustration to factor in the applicable sales load and to assume, in addition to a 5% annual return, the reinvestment of all distributions at net asset value. Investors should note that the assumption of a 5% annual return does not accurately reflect the financial terms of the trust. See "Investment Objectives and Policies--Trust Assets." Additionally, the trust does not permit the reinvestment of distributions.


You would pay the following expenses (i.e., the applicable      1 Year   3 Years
sales load and allocable portion of ongoing expenses paid by
Salomon Smith Barney Inc. and the seller) on a $1,000
investment, assuming a 5% annual
return.................................................         $        $


                                    THE TRUST

         SYN-DECS TRUST I is a Delaware statutory trust that is registered as a closed-end management investment company under the Investment Company Act. The trust was formed pursuant to a Declaration of Trust dated as of October 3, 2002 and a Certificate of Trust filed with the Delaware Secretary of State on October 3, 2002. The term of the trust will expire on or shortly after o, o except that the trust may be dissolved prior to such date under certain limited circumstances or extended under other circumstances. The address of the trust is c/o Salomon Smith Barney Inc., 388 Greenwich Street, New York, New York 10013 (telephone number: (212) 816-6000).

                                 USE OF PROCEEDS

         On or shortly after the date on which it sells the DECS, the trust will use the proceeds of this offering and the proceeds of its sale of the residual value agreement to purchase a fixed portfolio comprised of o shares of Common Stock and a series of zero-coupon U.S. treasury securities maturing quarterly during the term of the trust.

         The trust has granted the underwriters an option to purchase up to o additional DECS from the trust to cover over-allotments. If this option is exercised the proceeds of that exercise will be used to purchase additional U.S. treasury securities and shares of Common Stock, and the amounts of Common Stock and the purchase price referenced in the residual value agreement will be automatically increased proportionately to the amount of the over-allotment option exercise, under the terms of that agreement.

                       INVESTMENT OBJECTIVES AND POLICIES

Trust Assets

         The trust's investment objectives are:

            o to provide investors with a quarterly distribution of $o per DECS on o,o and $o on each subsequent distribution date prior to the Exchange Date (representing the pro rata portion of the quarterly distributions in respect of the maturing U.S. treasury securities held by the trust) plus their pro rata share of any cash dividends (as defined below)(up to cash dividends of $o per share for the period until o,o and $o per share for each twelve month period thereafter) that the trust has received since the prior distribution date on the o common stock it owns, and their pro rata share of [83]% of any cash dividends the trust has received in amounts greater than these amounts,

            o to distribute distributions on the Common Stock other than cash dividends as described under "--Adjustment Events" below, and

            o to provide each investor, on or shortly after the Exchange Date, with a number of shares of Common Stock equal to the number of DECS that investor owns multiplied by the Total Exchange Shares (as defined below).

         The "Total Exchange Shares" to be delivered in respect of each DECS on or shortly after the Exchange Date is equal to the sum of the Daily Amounts calculated as described below for each of the 20 Trading Days (as defined below) beginning on o, 2006.

         The "Daily Amount" for each of the 20 Trading Days beginning on o, 2006 is equal to, subject to certain adjustments,

         (a) if the Closing Price (as defined below) on the relevant Trading Day is greater than $o (the "Threshold Appreciation Price"), [4.15] shares of Common Stock per DECS;

         (b) if the Closing Price on the relevant Trading Day is less than or equal to the Threshold Appreciation Price but is greater than $o (the "Initial Price"), 5 shares of Common Stock multiplied by a fraction equal to the Initial Price divided by the Closing Price; and

         (c) if the Closing Price on such Trading Day is less than or equal to the Initial Price, five shares of Common Stock per DECS.

         Accordingly, on or shortly after the Exchange Date investors will receive a total of between [83] shares and 100 shares of Common Stock per DECS. The value of those shares of Common Stock will not necessarily equal the Initial Price. The numbers of shares of Common Stock per DECS specified in clauses (a),
(b) and (c) of the definition of Daily Amount are hereinafter referred to as the "Share Components". Any shares of Common Stock delivered by the trust to investors that are not affiliated with o will be free of any transfer restrictions and the investors will be responsible for the payment of all brokerage costs upon the subsequent sale of such shares. Investors otherwise entitled to receive fractional shares in respect of their aggregate holdings of DECS will receive cash in lieu thereof. See "--Delivery of Common Stock and Related Property; No Fractional Shares" below. Notwithstanding the foregoing,
(1) in the case of certain dilution events, the Daily Amount will be subject to adjustment and (2) in the case of certain adjustment events, the consideration received by investors will be cash or property received in respect of the Common Stock or a combination thereof, rather than (or in addition to) shares of Common Stock, and this cash or property may be distributed prior to the Exchange Date. See "--Dilution Adjustments" and "--Adjustment Events" below.

         The trust has adopted a fundamental policy to invest at least 65% of its portfolio in Common Stock. Common Stock will comprise approximately o% of the trust's initial assets. The trust has also adopted a fundamental policy that the trust may not dispose of the Common Stock or the U.S. treasury securities held by the trust during the term of the trust other than as specifically described herein. These fundamental policies of the trust may not be changed in a manner that would result in variance of the investment of the DECS holders' investment under applicable Treasury Department regulations or would cause the trust to cease being treated as a grantor trust under the Internal Revenue Code of 1986, as amended, and, in any case, may not be changed without the vote of a "majority in interest" of the owners of the DECS and, in the event that such change would have a material affect on the value of the residual value agreement, the consent of the counterparty under the residual value agreement. A "majority in interest" means the lesser of (a) 67% of the DECS represented at a meeting at which more than 50% of the outstanding DECS are represented and (B) more than 50% of the outstanding DECS.

         The "Closing Price" of any security on any date of determination means:

         (1) the closing sale price (or, if no closing price is reported, the last reported sale price) of such security (regular way) on the NYSE on such date,

         (2) if such security is not listed for trading on the NYSE on any such date, as reported in the composite transactions for the principal United States securities exchange on which such security is so listed,

         (3) if such security is not so listed on a United States national or regional securities exchange, as reported by The Nasdaq Stock Market,

         (4) if such security is not so reported, the last quoted bid price for such security in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or

         (5) if such security is not so quoted, the average of the mid-point of the last bid and ask prices for such security from at least three nationally recognized investment banking firms that the Administrator selects for such purpose.

         A "Trading Day" is defined as a day on which there has not occurred or does not exist a Market Disruption Event. If 20 Trading Days for the Common Stock have not occurred during the period beginning on o, 2006 and ending on o, 2006, (1) the "Exchange Date" will be o, 2006, (2) all remaining Trading Days will be deemed to occur on o, 2006 and (3) the Closing Price for each of the remaining Trading Days shall be the Closing Price or, of there is a Market Disruption Event on that day, the market value per share of Common Stock as determined by the calculation agent under the residual value agreement. A "Market Disruption Event" is defined as (i) any suspension of or limitation imposed on trading by the relevant Exchange or quotation system during the one hour period prior to the close of trading on the exchange and whether by reason of movements in price exceeding limits permitted by the relevant Exchange or quotation system (x) relating to the security the Closing Price of which is being determined on the relevant Exchange, or (y) in futures or options contracts relating to such security on any relevant exchange or quotation system, (ii) any event (other than an event described in clause (iii)) that disrupts or impairs (as determined by the calculation agent under the residual value agreement) the ability of market participants during the one hour period prior to the close of trading on the Exchange in general (x) to effect transactions in, or obtain market values for, such security on the Exchange, or
(y) to effect transactions in, or obtain market values for, futures or options contracts relating to such security on any relevant exchange, which in either case the calculation agent under the residual value agreement determines is material, or (iii) the closure of the relevant Exchange or any exchange or quotation system on which futures or options contracts relating to such security are traded prior to its respective scheduled weekday closing time on such day (without regard to after hours or any other trading outside of the regular trading session hours) unless such earlier closing time is announced by such Exchange, exchange or quotation system at least one hour prior to the earlier of
(A) the actual closing time for the regular trading session on such Exchange, exchange or quotation system on such day and (B) the submission deadline for orders to be entered into such Exchange, exchange or quotation system for execution at the regularly scheduled weekday closing time on such day. Investors will be given notice of the occurrence of a Market Disruption Event during the period beginning on o, 2006 and ending on o, 2006. Absent a Market Disruption Event, the "Exchange Date" will be o, 2006.

         "Exchange" is defined as the NYSE or, if the relevant security is not listed for trading on the NYSE on the relevant day for a reason other than a Market Disruption Event, the principal United States securities exchange on which the relevant security is so listed or, if the relevant security is not so listed on a United States national or regional securities exchange for a reason other than a Market Disruption Event, the Nasdaq Stock Market or, if prices for the relevant security are so not reported by the Nasdaq Stock Market for a reason other than a Market Disruption Event, the over-the-counter market.

         If for each of the 20 Trading Days beginning on o, 2006, the Closing Price is greater than $o, the trust will be obligated to deliver [83] shares of Common Stock per DECS, resulting in an investor receiving only [83]% of the appreciation in market value above $o. If for each of the 20 Trading Days beginning on o, 2006, the Closing Price is greater than $o and less than or equal to $o, the trust will be obligated to deliver only a number of shares of Common Stock having a value at that Closing Price equal to $o, resulting in an investor receiving none of the appreciation in market value. If for each of the 20 Trading Days beginning on o, 2006, the Closing Price is less than or equal to $o, the trust will be obligated to deliver 100 shares of Common Stock per DECS, regardless of the market price of such shares, resulting in an investor realizing the entire loss on the decline in market value of the Common Stock. If the Closing Price varies among these ranges during the 20 Trading Days beginning on o, 2006, the trust will be obligated to deliver between [83] and 100 shares of Common Stock per DECS (determined by aggregating the number of shares of Common Stock deliverable with respect to each of the 20 Trading Days, which depends upon the Closing Price on that Trading Day).

         For illustrative purposes only, the following chart shows the number of shares of Common Stock that an investor would receive for each DECS at various Closing Prices. The chart assumes that there will be no adjustments to the Daily Amounts due to any of the events described under "--Dilution Adjustments" below. There can be no assurance that the Closing Price will be within the range set forth below. Given the Initial Price of $o per DECS and the Threshold Appreciation Price of $o, an investor would receive at the Exchange Date the following number of shares of Common Stock per DECS if the Closing Price on each of the 20 Trading Days beginning on o, 2006 is as indicated:

                                             Closing Price of Common Stock
                                             -----------------------------

---------------------------------------------------------------------------------------------------------------------
          1     2     3     4     5     6     7     8     9     10   11   12   13   14   15   16   17   18   19   20     Number
Trading                                                                                                               of Shares
  Day                                                                                                                 Delivered
                                                                                                                      per DECS
        -------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------
Closing
 Price  -------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------

         The following table sets forth information regarding the distributions to be received on the U.S. treasury securities held by the trust, the portion of each year's distributions that will constitute a return of capital for U.S. federal income tax purposes and the amount of original issue discount accruing on such treasury securities with respect to an investor who acquires its DECS at the initial public offering price from the underwriters in the original offering. See "Certain United States Federal Income Tax Considerations".

                                               Annual Gross                          Annual Inclusion of
                         Annual Gross       Distributions from                         Original Issue
                      Distributions from   Treasury Securities   Annual Return per   Discount in Income
                     Treasury Securities        per DECS               DECS               per DECS
                     -------------------   -------------------   -----------------   -------------------
o..................  $                     $                     $                   $
o..................
o..................
o..................

         The trust will pay the quarterly distribution of $o per DECS on o,o and $o on each o, o, o and o thereafter (or, if any such date is not a Business Day, on the next succeeding Business Day), commencing o, o. These distributions will consist of the cash received from the U.S. treasury securities held by the trust. Any cash dividends paid in respect of the Common Stock held by the trust (up to $o per share for the period until o,o and $o per share for each twelve month period thereafter) that the trust has received since the prior distribution date, and [83]% of any cash dividends the trust has received in amounts greater than these amounts, will be distributed pro rata to holders of the DECS by the trust on the quarterly distribution date after the trust receives the dividend, together with the cash being distributed on that date that was received from the U.S. treasury securities. For a description of the treatment of distributions on the Common Stock other than cash dividends, see "--Adjustment Events" below.

         "Business Day" means any day that is not a Saturday, a Sunday or a day on which the New York Stock Exchange ("NYSE") or banking institutions or trust companies in The City of New York are authorized or obligated by law or executive order to close.

Enhanced Yield; Less Potential for Equity Appreciation than Common Stock; No Depreciation Protection

         The opportunity for equity appreciation afforded by an investment in the DECS is less than the opportunity for equity appreciation afforded by a direct investment in the Common Stock because (i) the value (determined using the relevant Closing Period(s)) of the Common Stock to be received by owners of the DECS at the Exchange Date can exceed the Initial Price only if the Closing Price of the Common Stock on at least some of the 20 Trading Days beginning on o, 2006 exceeds the Threshold Appreciation Price (which represents an appreciation of approximately o% over the Initial Price), and (ii) even if the Closing Price of the Common Stock exceeds the Threshold Appreciation Price on all of those 20 Trading Days, investors will be entitled to receive at the Exchange Date only [83]% (the percentage equal to the Initial Price divided by the Threshold Appreciation Price) of any appreciation of the value of the Common Stock in excess of the Threshold Appreciation Price. Moreover, DECS investors will bear the entire decline in value if the Closing Price of the Common Stock on each of the 20 Trading Days beginning on o, 2006 is less than the Initial Price and will bear a portion of the decline in value if the Closing Price is less than the Initial Price on some but not all of those 20 Trading Days. Additionally, because the number of Total Exchange Shares is determined based on the Closing Prices for each of the 20 Trading Days beginning on o, 2006, the value of a share of Common Stock distributed on the Exchange Date may be more or less than the Closing Price of the Common Stock used to determined the Total Exchange Shares.

         The yield you receive on the DECS will fluctuate if the amount of cash dividends paid on the Common Stock changes or is eliminated.

         A prospectus and prospectus supplement that describe o and the Common Stock that owners of DECS may receive are attached to this prospectus.

         Owners of DECS, other than the counterparty to the residual value agreement, will not be entitled to receive the Common Stock until the maturity of the DECS.

         The Common Stock has been quoted on o under the symbol "o" since o. The following table sets forth, for the indicated periods, the high and low sales prices of the Common Stock, as reported on o, and dividends paid in respect of the Common Stock, in each case giving effect to o's stock splits. As of o [2002], there were o record holders of the Common Stock. o's fiscal year end is o.

                                                   High     Low     Dividend per
                                                                       Share
Fiscal [      ]...................................
Fiscal [      ]...................................
Fiscal [      ]...................................
Fiscal [      ]...................................
Fiscal [      ]...................................
Fiscal [      ]...................................
Fiscal [      ]...................................
Fiscal [      ]...................................

         o will not receive any of the proceeds from the sale of the DECS by the trust and will have no obligations with respect to the DECS or the residual value agreement. This prospectus relates only to the DECS offered hereby and does not relate to o or the Common Stock. o has filed a registration statement with the SEC with respect to the shares of Common Stock that are being delivered to the trust by the seller, and will be delivered by the trust to the owners of DECS at the Exchange Date. The prospectus and prospectus supplement of o constituting a part of such registration statement include information relating to o and the Common Stock, including certain risk factors relevant to an investment in the Common Stock. The prospectus and prospectus supplement of o are being attached hereto and delivered to prospective purchasers of DECS together with this prospectus for convenience of reference only. The o prospectus and prospectus supplement are not part of this prospectus, and are not incorporated by reference into this prospectus. The seller did not prepare, and is not responsible for, the o prospectus or prospectus supplement.

Dilution Adjustments

         The Daily Amount and the Closing Price will be subject to adjustment under the circumstances described below. Each adjustment to the Daily Amount and the Closing Price will be made successively.

         Adjustment of the Daily Amount. The Daily Amount is subject to adjustment if o:

         (1) pays a stock dividend or makes a distribution, in either case, with respect to the Common Stock in shares of such stock,

         (2) subdivides or splits its outstanding shares of Common Stock into a greater number of shares,

         (3) combines its outstanding shares of Common Stock into a smaller number of shares, or

         (4) issues by reclassification (other than a reclassification pursuant to clause (2), (3), (4) or (5) of the definition of Adjustment Event below) of its shares of Common Stock any other equity securities of o.

         In each case, the Daily Amount will be adjusted by adjusting each of the Share Components of the Daily Amount in effect immediately prior to such event by substituting for each share of Common Stock in the Share Components the number of shares of Common Stock (or, in the case of a reclassification referred to in clause (4) above, the number of other equity securities of o issued pursuant thereto) that the trust receives in respect of a share of Common Stock as a result of such event.

         Any shares of Common Stock issuable in payment of a dividend shall be deemed to have been issued immediately prior to the close of business on the record date for such dividend for purposes of calculating the number of outstanding shares of Common Stock under this section. All adjustments to the Daily Amount will be calculated to the nearest 1/10,000th of a share of Common Stock (or, if there is not a nearest 1/10,000th of a share, to the next higher 1/10,000th of a share).

         In the case of the reclassification of any shares of Common Stock into any equity securities of o other than the Common Stock, such equity securities will be deemed shares of Common Stock for all purposes.

         Adjustment of the Closing Price.

         If an adjustment is made to the Daily Amount pursuant to clauses (1),
(2), (3) or (4) above, an adjustment will also be made to the Closing Price as such term is used throughout the definition of Daily Amount.

         The required adjustment to the Closing Price will be made on each day for which a Daily Amount is calculated by multiplying the Closing Price by the cumulative number or fraction determined pursuant to the Daily Amount adjustment procedures described above.

Adjustment Events

         Each of the following events are called "Adjustment Events":

         (1) any dividend or distribution by o to all holders of Common Stock of evidences of its indebtedness or other assets (excluding any dividends or distributions referred to in clause (1) of the first paragraph under the caption "--Dilution Adjustments" above, any equity securities issued pursuant to a reclassification referred to in clause (4) of such paragraph and any cash dividends) or any issuance by o to all holders of Common Stock of rights or warrants to subscribe for or purchase any of its securities,

         (2) any consolidation or merger of o with or into another entity (other than a merger or consolidation in which o is the continuing corporation and in which the Common Stock outstanding immediately prior to the merger or consolidation is not exchanged for cash, securities or other property of o or another corporation),

         (3) any sale, transfer, lease or conveyance to another corporation of the property of o as an entirety or substantially as an entirety,

         (4) any statutory exchange of securities of o with another corporation (other than in connection with a merger or acquisition), and

         (5) any liquidation, dissolution or winding up of o.

         After the occurrence of any Adjustment Event on or prior to the Exchange Date, the trust will deliver at the Exchange Date, in lieu of or (in the case of an Adjustment Event described in clause (1) above) in addition to, shares of Common Stock as described above, the cash or property received by the trust in respect of the relevant number of shares of Common Stock as a result of such Adjustment Event, plus subsequent distributions in respect thereof (excluding in each case cash dividends). Any Adjustment Event shall be deemed to occur prior to the Exchange Date if it occurs or if the record date therefor falls on or prior to the Exchange Date.

         If the consideration received by the trust as a holder of Common Stock in such Adjustment Event does not include Reported Securities (as defined below), then (except in the case of an Adjustment Event solely of the type described in (1) above):

         (a) the trust's delivery obligations under the DECS will be accelerated;

         (b) the Custodian will liquidate the U.S. treasury securities acquired by the trust at closing (and at the over-allotment option closing, if any) and then held by the trust;

         (c) the trust will calculate the Total Exchange Shares by applying the Daily Amount formula, using the Transaction Value determined as of the closing date of such Adjustment Event (as described below) in lieu of the Closing Prices of the Common Stock for each of the 20 Trading Days, and will establish a percentage (which will be between o% and 100% and which we refer to as the "Distribution Percentage") equal to the number of Total Exchange Shares so calculated divided by 100;

         (d) the trust will promptly distribute the cash or property received by it in the Adjustment Event multiplied by (i) one minus (ii) the Distribution Percentage to the counterparty pursuant to the terms of the residual value agreement; and

         (e) the trust will promptly distribute the Distribution Percentage of the cash or property received by it in the Adjustment Event and the amount obtained by liquidating U.S. treasury securities as described in (b) above to the owner of each DECS equal to that DECS' pro rata share of such cash, property and proceeds.

         If the consideration received by the trust as a holder of Common Stock in an Adjustment Event includes Reported Securities and, to any extent, consideration other than Reported Securities, then:

         (a) the trust's delivery obligations under the DECS will be accelerated to the extent that the value of the consideration received in such Adjustment Event is not Reported Securities (determined based upon [to come]);

         (b) the Custodian will liquidate an amount of the U.S. treasury securities then held by the trust, based on the face value of such U.S. treasury securities, equal to the percentage of the value of the consideration received in connection with the Adjustment Event that does not derive from Reported Securities;

         (c) the trust will calculate the Total Exchange Shares by applying the Daily Amount formula, using the Closing Price of the Common Stock, if any, still held by the trust plus the Transaction Value of the consideration received in the Adjustment Event, in each case determined as of the closing date of such Adjustment Event (such total shall be the Closing Prices of the Common Stock for each of the 20 Trading Days for the purpose of the Daily Amount formula), and will establish a Distribution Percentage equal to the number of Total Exchange Shares so calculated divided by 100;

         (d) the trust will distribute the cash or property other than Reported Securities received by it in the Adjustment Event multiplied by (i) one minus (ii) the Distribution Percentage to the counterparty pursuant to the terms of the residual value agreement; and

         (e) the trust will promptly distribute the Distribution Percentage of the cash or property other than Reported Securities received by it in the Adjustment Event not consisting of Reported Securities and the amount obtained by liquidating U.S. treasury securities as described in (b) above to the owner of each DECS equal to that DECS' pro rata share of such cash, property and proceeds.

         Any liquidation of U.S. treasury securities in connection with a partial acceleration will reduce the amount of each quarterly distribution to DECS holders for the remaining term of the trust. Any Total Exchange Shares calculated for purposes of (c) in the immediately preceding paragraph will be used only for the purpose of determining the amount of the consideration other than Reported Securities to be distributed to DECS holders and the counterparty under the residual value agreement prior to the Exchange Date as described in
(d) and (e) of the immediately preceding paragraph, and the trust will retain the Reported Securities it receives in such Adjustment Event and a new Total Exchange Shares will be calculated prior to the Exchange Date on the basis of the Closing Prices, during the relevant 20 Trading Day period, of the Common Stock, if any, still held by the trust plus the Transaction Values of the consideration received pursuant to an Adjustment Event, even though the consideration received consisting of cash or property other than Reported Securities will already have been distributed by the trust.

         If the Administrator determines that any securities or other property (including rights) received in an Adjustment Event cannot be held by the trust and distributed at the maturity or acceleration of the DECS, or if for any other reason the Administrator deems the distribution not to be feasible, the Administrator may dispose of all or a portion of the property or securities in such amounts and in such manner, including by public or private sale, as the Administrator deems equitable or practicable. The net proceeds of any such sale, or the balance of the property or securities, after the deduction of the fees and expenses of the Administrator, will be considered cash received by the trust in an Adjustment Event and will be distributed accordingly.

         If o offers holders of the Common Stock any rights to subscribe for additional shares of Common Stock or any other rights, the Administrator may allow rights that are not distributed or sold to lapse. In that case, you will receive no value for these rights. None of the trust, o or the Administrator will be obligated to register any rights or other securities under the U.S. Securities Act or to submit, obtain or request any filing, report, approval or consent. The Administrator may not be able to sell or dispose of any distributed or offered securities or other property (including rights) in a timely manner or at a specified price, or at all.

         Following an Adjustment Event, the Closing Price, as such term is used in the formula in the preceding paragraphs and throughout the definition of Daily Amount, will be deemed to equal (A) if shares of Common Stock are outstanding on any day when the Daily Amount is calculated, the Closing Price of the Common Stock, as adjusted pursuant to the method described above under "--Dilution Adjustments", otherwise zero, plus (B) the Transaction Value.

         With respect to any securities received by holders of Common Stock in an Adjustment Event that

         (1) are

             (a) listed on a United States national securities exchange,

             (b) reported on a United States national securities system subject to last sale reporting,

             (c) traded in the over-the-counter market and reported on the
                 National Quotation Bureau or similar organization, or

             (d) for which bid and ask prices are available from at least three nationally recognized investment banking firms, and

         (2) are either (x) perpetual equity securities or (y) non-perpetual equity or debt securities with a stated maturity after the Exchange Date of the DECS;

("Reported Securities"), the trust will, in lieu of delivering such Reported Securities received in an Adjustment Event immediately thereafter, deliver such Reported Securities at the Exchange Date (or, if such Reported Securities have not yet been delivered to the trust as a holder of Common Stock at the time of the Exchange Date, as soon as practical following receipt by the trust of such Reported Securities). If, following any Adjustment Event, any Reported Security ceases to qualify as a Reported Security, securities of the relevant class that are held by the trust will be sold by the trust and the net proceeds will be distributed as if they had been received in an Adjustment Event occurring on the date such class of securities ceased to qualify as a Reported Security, as determined by a nationally recognized investment banking firm that the Administrator retains for this purpose.

         The amount of cash and/or the kind and number of securities which the owners of DECS are entitled to receive after an Adjustment Event will be adjusted following the date of such Adjustment Event in the same manner and upon the occurrence of the same type of events as described under the captions "--Dilution Adjustments" and "--Adjustment Events" with respect to Common Stock and o.

         The term "Transaction Value" means

         (1) for any cash received in any Adjustment Event, the amount of cash received per share of Common Stock,

         (2) for any Reported Securities received in any Adjustment Event, an amount equal to (x) the Closing Price per unit of such Reported Securities on the date of determination multiplied by (y) the number of such Reported Securities (as adjusted pursuant to the methods described above under "--Dilution Adjustments" and "--Adjustment Events") received per share of Common Stock,

         (3) for any issuance by o to all holders of Common Stock of rights or warrants to subscribe for or purchase any of its securities, the amount (per share of Common Stock in respect of which the rights or warrants were received) received by the trust upon disposition of such rights or warrants, and

         (4) for any property received in any Adjustment Event other than cash, such rights or warrants or Reported Securities, an amount equal to the fair market value of the property received per share of Common Stock on the date such property is received, as determined by a nationally recognized investment banking firm that the Administrator retains for this purpose;

         provided, however, that in the case of clause (2), with respect to securities that are Reported Securities by virtue of only clause (1)(d) of the definition of Reported Securities above, Transaction Value with respect to any such Reported Security means the average of the mid-point of the last bid and ask prices for such Reported Security as of the date of determination from each of at least three nationally recognized investment banking firms that the Administrator retains for such purpose multiplied by the number of such Reported Securities (as adjusted pursuant to the methods described above under "--Dilution Adjustments" and "--Adjustment Events") received per share of Common Stock.

         For purposes of calculating the Transaction Value, any cash, Reported Securities or other property receivable in an Adjustment Event will be deemed to have been received immediately prior to the close of business on the record date for such Adjustment Event or, if there is no record date for such Adjustment Event, immediately prior to the close of business on the effective date of such Adjustment Event.

         If the DECS become exchangeable, in whole or in part into any property other than Common Stock, such exchange will be subject to adjustment in the same manner and upon the occurrence of the same types of events described above with respect to the Common Stock. Each Holder of DECS will be responsible for the payment of any and all brokerage and other transaction costs upon the delivery to them of such other property.

         No adjustments will be made for certain other events, such as offerings of Common Stock by o for cash or in connection with acquisitions. Likewise, no adjustments will be made for any sales of Common Stock by the seller.

         The trust will, upon being notified of the occurrence of an event that requires an adjustment to the Daily Amount or the occurrence of an Adjustment Event (or, in either case, if the trust is not aware of such occurrence, as soon as practicable after becoming so aware), promptly notify each owner of DECS in writing of the occurrence of such event including a statement setting forth the factors by which the Closing Price and the Share Components are to be adjusted in order to determine which clause of the Daily Amount definition will apply on each day on which a Daily Amount is required to be calculated.

The Residual Value Agreement

         At the time of initial issuance of the DECS, the trust and o, an affiliate of o, will enter into an agreement (the "residual value agreement"), which will obligate the trust to deliver to o on the Exchange Date all shares of Common Stock owned by the trust immediately prior to the Exchange Date in excess of the total number of shares the trust is required to deliver to the DECS holders on the Exchange Date. The residual value agreement does not represent a beneficial interest in the assets of the trust, and the residual value agreement may not be assigned or otherwise disposed of by either party without the prior written consent of the other party thereto.

         If any shares of Common Stock are reclassified into any shares of common stock other than the Common Stock, such shares of common stock will be deemed shares of Common Stock for purposes of the residual value agreement and will be subject to the rights of the counterparty thereunder. In addition, in the case of an Adjustment Event as described above, the counterparty under the residual value agreement will receive, in lieu of (or, in the case of clause (1) of the definition of Adjustment Event, in addition to) the cash amount determined as specified above, the cash or property received by the trust in such Adjustment Event that the trust is not required to distribute to the Holders of the DECS.

         Under the residual value agreement, the counterparty will have the right, exercisable at the option of the counterparty only once each quarter, to deliver to the trust DECS it has acquired in the open market or otherwise and to cancel a corresponding portion of the trust's delivery obligations to it under the residual value agreement in exchange for the number of shares of Common Stock corresponding to the surrendered DECS (which will be 100 shares per DECS) and the surrendered DECS' pro rata share of the treasury securities and other assets held by the trust. The counterparty's exercise of this right will reduce the number of outstanding DECS and may adversely affect the liquidity of the remaining DECS.

         The residual value agreement is expected to result in the counterparty to that agreement receiving, on the Exchange Date, substantially all assets held by the trust that are not distributed to holders of DECS on the Exchange Date under the terms of the DECS.

The U.S. Treasury Securities

         The trust will purchase and hold a series of zero-coupon ("stripped") U.S. treasury securities with such face amounts and maturities as will provide investors with a quarterly distribution of $o per DECS on the distribution date in o and $o on each subsequent quarterly distribution date before the Exchange Date. The trust may invest up to 35% of its total assets in these treasury securities.

Temporary Investments

         For cash management purposes, the trust may invest the proceeds of the U.S. treasury securities held by the trust, any dividends it receives on the Common Stock and any other cash held by the trust in short-term obligations of the U.S. Government maturing no later than the Business Day preceding the next distribution date.

Trust Termination

         The trust will terminate automatically on or shortly after the date on which the trust makes delivery under the residual value agreement or on o, o, whichever is earlier. Under most circumstances, this will be on or shortly after o, 2006.

Delivery of Common Stock and Related Property; No Fractional Shares

         The Common Stock and related cash or other property, if any, to be delivered under the DECS are expected to be distributed by the trust to the investors pro rata on or shortly after the Exchange Date, except that no fractional shares will be distributed. If more than one DECS is surrendered at one time by the same investor, the number of full shares of Common Stock or related securities to be delivered on the Exchange Date will be computed on the basis of the total number of DECS so surrendered at the Exchange Date. Instead of delivering any fractional share or security, the trust will sell a number of shares or securities equal to the total of all fractional shares or securities that would otherwise be delivered to investors of all DECS, and each such investor will be entitled to receive an amount in cash equal to the pro rata portion of the proceeds of such sale.

                             INVESTMENT RESTRICTIONS

         The trust has adopted a fundamental policy that the trust may not purchase any securities or instruments other than the U.S. treasury securities and the Common Stock or other assets received as a result of holding the Common Stock and, for cash management purposes, short-term obligations of the U.S. Government; issue any securities or instruments except for the DECS and the residual value agreement; make short sales or purchase securities on margin; write put or call options; borrow money; underwrite securities; purchase or sell real estate, commodities or commodities contracts; or make loans. The trust has also adopted a fundamental policy that the trust may not dispose of the Common Stock or the U.S. treasury securities during the term of the trust except as set forth herein.

                        RISK FACTORS RELATING TO THE DECS

         The DECS may trade at widely different prices before maturity depending upon factors such as changes in the market price of the Common Stock and other events that the trust cannot predict and are beyond the trust's control. The text below describes this in more detail.

Internal Management; No Portfolio Management

         The internal operations of the trust will be managed by the Trustees; the trust will not have any separate investment advisor. The trust has adopted a fundamental policy that the trust may not dispose of the Common Stock or the U.S. treasury securities during the term of the trust except as set forth herein. As a result, the trust will continue to hold the Common Stock underlying your DECS even if there is a significant decline in the market price of the Common Stock or adverse changes in the financial condition of o (or, after an Adjustment Event, comparable developments affecting any related securities or the issuer of such securities). The trust will not be managed like a typical closed-end investment company.

Comparison to Other Securities; Trading Price of Common Stock

         The DECS are different from ordinary securities because the value of the Common Stock, cash or other securities you will receive on the Exchange Date may be more or less than the initial price of the DECS. If the value of a share of Common Stock shortly before the exchange date is less than the price you paid for each of your DECS, you will suffer a loss on your investment in the DECS. If
o is insolvent or bankrupt when the DECS mature, you might lose your entire investment. You take all the risk of a fall in the value of the Common Stock before the Exchange Date except for the value of your pro rata portion of the treasury securities owned by the trust.

         In addition, you have less opportunity to make money from an increase in the price of the Common Stock by investing in the DECS than by investing directly in the Common Stock. The value (determined using the relevant Closing Prices)) of what you receive on the Exchange Date can be greater than the initial price of the DECS only if the value of the Common Stock exceeds $o per share (an increase of about o% over the price of the Common Stock when the DECS were first offered for sale) for at least one of the 20 Trading Days beginning on o, 2006. In addition, even if the value of the Common Stock exceeds $o per share for all of the 20 Trading Days beginning on o, 2006, you will receive only about [83]% of any increase in the value of the Common Stock above $o per share.

         In return, you will receive quarterly distributions on the DECS at an annual rate of o%, a pro rata share of any cash dividends (up to cash dividends of $o per share for the period until o,o and $o per share for each twelve month period thereafter) that the trust has received since the prior distribution date on the o common stock it owns, and your pro rata share of [83]% of any cash dividends the trust has received in amounts greater than these amounts.

         The trust cannot predict whether the price of a share of Common Stock will rise or fall. However, the following factors may affect the trading price of Common Stock:

o   whether o makes a profit and what its future prospects are;

o   trading in the capital markets generally;

o   trading on o, where the Common Stock is traded;

o   the health of the o industry; and

o whether o issues securities like the DECS, or o or another person in the market transfers a large amount of Common Stock.

         As of the date of this prospectus, the seller beneficially owned a total of o shares of Common Stock, of which the seller will deliver o shares of Common Stock to the trust on the date the DECS are issued (and up to o additional shares at settlement of the underwriters' over-allotment option, if that option is exercised).

         Please refer to the attached prospectus and prospectus supplement for information about o and the Common Stock.

Interrelationship Between the Market for the DECS and the Market for the o
Shares

         The trust cannot predict accurately how or whether investors will resell the DECS and how easy it will be to resell them. Any market that develops for the DECS is likely to influence and be influenced by the market for the Common Stock. For example, investors' anticipation that the trust will deliver Common Stock that represents approximately o% of the currently outstanding Common Stock to the DECS holders and the counterparty under the residual value agreement when the DECS mature could cause the price of the Common Stock to be unstable or fall. The following factors could also affect the price of Common
Stock:

o sales of Common Stock by investors who prefer to invest in o by investing in the DECS;

o hedging of investments in the DECS by selling Common Stock (called "selling short");

o potential hedging (including selling short and purchasing) by o of shares of Common Stock it expects to acquire under the residual value agreement, including such hedging activities that may occur during the 20 Trading Day period in which the Total Exchange Shares are determined, which may have an effect on the market price of the Common Stock during this period and, therefore, the number of Total Exchange Shares being delivered to DECS holders; and

o   arbitrage trading activity between the DECS and Common Stock.

Dilution of o Shares; Lack of Voting Rights

         The terms of the DECS include some protections so you will receive equivalent value when the DECS mature even if o splits or combines its shares, pays stock dividends or does other similar things that change the amount of Common Stock currently outstanding. However, these terms will not protect you against all events. For example, the amount you receive when the DECS mature may not change if o offers shares for cash or in an acquisition, even if the price of Common Stock falls and this causes the price of the DECS to fall. The trust has no control over whether o will offer shares or do something similar in the future or the amount of any offering.

         In addition, until the trust delivers Common Stock to you when the DECS mature, you will have no voting rights associated with the Common Stock.

o   not Responsible for the DECS

         o has no obligation to make any payments on the DECS. o also does not have to take the trust's needs or your needs into consideration for any reason.
o will not receive any money from the sale of the DECS and did not decide to issue the DECS. o did not determine when the trust will issue the DECS, how much the trust will sell them for or how many the trust will sell. o is not involved in managing or trading the DECS or determining or calculating the amount you will receive when the DECS mature.

DECS May be Difficult to Resell

         The DECS are new and innovative securities, and there is currently no market in which to resell them. The underwriters currently intend, but are not obligated, to buy and sell the DECS. A resale market might not develop or, if it does, might not give you the opportunity to resell your DECS and may not continue until the DECS mature. The terms of these DECS are different in significant ways from the terms of prior DECS that have been underwritten by Salomon Smith Barney.

         The trust has applied to have the DECS approved for listing on the o. Nonetheless, o might not approve the application or if approved, could revoke the listing after approval or stop trading of the DECS at any time. If o will no longer quote the DECS or stops trading them, the trust will ask another national securities exchange to list the DECS or another trading market to quote them. If the DECS are no longer listed or traded on any securities exchange or trading market, or if a securities exchange or trading market stops trading of the DECS, you may have difficulty getting price information and it may be more difficult to resell the DECS.

Net Asset Value of the Trust

         The trust is a closed-end investment company with no previous operating history. Shares of closed-end investment companies frequently trade at a discount from their net asset value, which is a risk separate and distinct from the risk that the trust's net asset value will decrease. The trust cannot predict whether the DECS will trade at, below or above their net asset value. For investors who wish to sell the DECS in a relatively short period of time after the DECS offering, the risk of the DECS trading at a discount is more pronounced because the gain or loss that such investors realize on their investment is likely to depend more on whether the DECS are trading at a discount or premium than upon the value of the trust's assets. The trust will not redeem any DECS prior to the Exchange Date.

Non-Diversified Status

         The trust is considered non-diversified under the Investment Company Act of 1940, which means that the trust is not limited in the proportion of its assets that may be invested in one security. Because the trust will only own the U.S. treasury securities and the Common Stock or other assets delivered to it as a holder of Common Stock, the DECS may be a riskier investment than would be the case for an investment company with more diversified investments.

Tax Treatment of DECS

         No statutory, judicial or administrative authority directly addresses the characterization of the DECS or instruments similar to the DECS for U.S. federal income tax purposes. Each investor in a DECS agrees to treat a DECS for U.S. federal income tax purposes as a beneficial interest in a grantor trust or custodial arrangement pursuant to which a U.S. Holder will be treated as the owner of a pro rata portion of the zero-coupon U.S. Treasury securities and the Common Stock held by the trust and as the grantor to the counterparty of its pro rata portion of the residual value agreement. Under this treatment, a U.S. Holder may be required to recognize gain for U.S. federal income tax purposes on the receipt of Common Stock in excess of cash, if any, paid to the Holder. In addition, gain recognized by a U.S. Holder on the sale or other disposition of a DECS generally will be short-term capital gain regardless of the Holder's holding period for the DECS. U.S. Holders will not be entitled to a dividends-received deduction with respect to dividends on the Common Stock held by the trust. See "United States Federal Income Tax Consequences."

Risk Factors for o

         You should carefully consider the information in the attached prospectus and prospectus supplement of o, including the risk factors for o.

                                 NET ASSET VALUE

         The Administrator will calculate the net asset value of the portfolio at least quarterly by dividing the value of the net assets of the trust (the value of its assets less its liabilities) by the total number of DECS outstanding. The trust's net asset value will be published semi-annually as part of the trust's semi-annual report to investors and at such other times as the trust may determine. The U.S. treasury securities held by the trust will be valued at the mean between the last current bid and asked prices or, if quotations are not available, as determined in good faith by the Trustees. Short-term investments having a maturity of 60 days or less will be valued at cost with accrued interest or discount earned included in interest to be received. The residual value agreement will be valued at the mean of the bid prices the trust receives from at least three independent financial institutions unaffiliated with the trust and the counterparty who are in the business of making bids on financial instruments similar to the residual value agreement and with terms comparable thereto. If the trust (acting through the Administrator) is unable to obtain valuations from three independent broker-dealer firms, as required by the preceding sentence, on a timely basis or without unreasonable effort or expense, the residual value agreement will be valued at the median of bid prices received from two such broker-dealer firms. If the trust (acting through the Administrator) is unable to obtain a valuation for the residual value agreement it believes to be reasonable through the above method on a timely basis or without unreasonable effort or expense, the value of the residual value agreement will be established at a level deemed to be fair and reflective of the market value for the residual value agreement based on all appropriate factors relevant to the value of the residual value agreement as determined by an independent expert or appraiser retained by the Trustees or the Administrator on their behalf.

                             DESCRIPTION OF THE DECS

         Each DECS represents an equal proportional beneficial interest in the trust. Upon liquidation of the trust, investors are entitled to share pro rata in the net assets of the trust available for distribution. DECS have no preemptive, redemption or conversion rights. The DECS, when issued and outstanding, will be fully paid and non-assessable. The only securities that the trust is authorized to issue are the DECS offered hereby and those sold to the initial investor referred to below and the residual value agreement. See "Underwriting".

         Owners of DECS are entitled to one vote for each DECS held on all matters to be voted on by investors and are not able to vote cumulatively in the election of Trustees. The Trustees of the trust have been selected initially by Salomon Smith Barney Inc. as the initial investor in the trust. The trust intends to hold annual meetings as required by the rules of o.

         The Trustees may call special meetings of investors for action by investor vote as may be required by either the Investment Company Act or the Declaration of Trust. Investors have the right, upon the declaration in writing or vote of more than two-thirds of the outstanding DECS, to remove a Trustee. The Trustees will call a meeting of investors to vote on the removal of a Trustee upon the written request of the record owners of 10% of the DECS or to vote on other matters upon the written request of the record owners of 51% of the DECS (unless substantially the same matter was voted on during the preceding 12 months). The Trustees shall establish, and notify the investors in writing of, the record date for each such meeting, which shall be not less than 10 or more than 50 days before the meeting date. Owners at the close of business on the record date will be entitled to vote at the meeting. The trust will also assist in communications with other owners as required by the Investment Company Act.

Voting of the Underlying Shares of Common Stock

         You will not have any voting rights with respect to the Common Stock until it is distributed to you. The trust will vote the Common Stock it holds proportionately in accordance with all votes cast by all other holders of all classes of Common Stock (without regard to shares of other holders for which no vote is cast) voting together as a single class.

Book-Entry System

         The DECS will be issued in the form of one or more global securities (the "Global Security") deposited with The Depository Trust Company (the "Depositary") and registered in the name of a nominee of the Depositary.

         The Depositary has advised the trust and the underwriters as follows:
The Depositary is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The Depositary was created to hold securities of persons who have accounts with the Depositary ("participants") and to facilitate the clearance and settlement of securities transactions among its participants in such securities through electronic book-entry changes in accounts of the participants, thereby eliminating the need for physical movement of certificates. Such participants include securities brokers and dealers, banks, trust companies and clearing corporations. Indirect access to the Depositary's book-entry system is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly.

         Upon the issuance of a Global Security, the Depositary or its nominee will credit the respective DECS represented by such Global Security to the accounts of participants. The accounts to be credited will be designated by the underwriters. Ownership of beneficial interests in such Global Security will be limited to participants or persons that may hold interests through participants. Ownership of beneficial interests by participants in such Global Security will be shown on, and the transfer of those ownership interests will be effected only through, records maintained by the Depositary or its nominee for such Global Security. Ownership of beneficial interests in such Global Security by persons that hold through participants will be shown on, and the transfer of that ownership interest within such participant will be effected only through, records maintained by such participant. The laws of some jurisdictions require that certain purchasers of securities take physical delivery of such securities in definitive form. Such limits and such laws may impair the ability to transfer beneficial interests in a Global Security.

         So long as the Depositary for a Global Security, or its nominee, is the registered owner of such Global Security, such Depositary or such nominee, as the case may be, will be considered the sole owner or holder of the DECS. Except as set forth below, owners of beneficial interests in such Global Security will not be entitled to have the DECS registered in their names and will not receive or be entitled to receive physical delivery of the DECS in definitive form and will not be considered the owners or holders thereof.

         Shares of Common Stock or other assets deliverable in respect of, and any distributions on, DECS registered in the name of or held by the Depositary or its nominee will be made to the Depositary or its nominee, as the case may be, as the registered owner or the holder of the Global Security. None of the trust, any Trustee, the Paying Agent, the Administrator or the Custodian for the DECS will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, beneficial ownership interests in a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

         The trust expects that the Depositary, upon receipt of any payment in respect of a permanent Global Security, will credit immediately participants' accounts with payments in amounts proportionate to their respective beneficial interests in the principal amount of such Global Security as shown on the records of the Depositary. The trust also expects that payments by participants to owners of beneficial interests in such Global Security held through such participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such participants.

         A Global Security may not be transferred except as a whole by the Depositary to a nominee or a successor of the Depositary. If the Depositary is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the trust within 90 days, the trust will issue DECS in definitive registered form in exchange for the Global Security representing such DECS. In that event, an owner of a beneficial interest in a Global Security will be entitled to physical delivery in definitive form of DECS represented by such Global Security equal in number to that represented by such beneficial interest and to have such DECS registered in its name.

                   MANAGEMENT AND ADMINISTRATION OF THE TRUST

Trustees

         The internal operations of the trust will be managed by three Trustees, none of whom will be an "interested person" of the trust as defined in the Investment Company Act; the trust will not have an investment adviser. Under the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to grantor trusts, the Trustees will not have the power to vary the investments held by the trust.

         The names of the persons who will be elected by Salomon Smith Barney Inc., the sponsor/initial investor of the trust, to serve as the Trustees are set forth below. The positions and the principal occupations of the individual Trustees during the past five years are also set forth below.


                                                           Principal Occupation
Name, Age and Address                     Title           During Past Five Years
---------------------                     -----           ----------------------



         Salomon Smith Barney Inc. will pay each Trustee who is not a director, officer or employee of either the underwriters or the Administrator, or of any affiliate thereof, in respect of his annual fee and anticipated out-of-pocket expenses, a one-time, up-front fee of $o in the aggregate. The trust's Managing Trustee will also receive an additional up-front fee of $o in the aggregate for serving in that capacity. The seller will reimburse Salomon Smith Barney Inc. for these payments as part of the expenses of the trust. The Trustees will not receive, either directly or indirectly, any compensation, including any pension or retirement benefits, from the trust. None of the Trustees receives any compensation for serving as a trustee or director of any other affiliated investment company.

Administrator

         The day-to-day affairs of the trust will be managed by o, as trust administrator pursuant to an administration agreement. Under the administration agreement, the Trustees have delegated most of their operational duties to the Administrator, including without limitation, their duties to:

         (1) receive invoices for and pay, or cause to be paid, all expenses incurred by the trust;

         (2) with the approval of the Trustees, engage legal and other professional advisors (other than the independent public accountants for the trust);

         (3) instruct the Paying Agent to pay distributions on DECS as described herein;

         (4) prepare and mail, file or publish all notices, proxies, reports, tax returns and other communications and documents, and keep all books and records, for the trust;

         (5) at the direction of the Trustees, institute and prosecute legal and other appropriate proceedings to enforce the rights and remedies of the trust; and

         (6) make all necessary arrangements with respect to meetings of Trustees and any meetings of holders of DECS.

         The Administrator will not, however, select the independent public accountants for the trust or sell or otherwise dispose of the trust's assets (except as provided herein in connection with the settlement of DECS or the residual value agreement and upon termination of the trust).

         Either the trust or the Administrator may terminate the administration agreement upon 60 days' prior written notice, except that no termination shall become effective until a successor Administrator has been chosen and has accepted the duties of the Administrator.

         Except for its roles as Administrator, Custodian, Paying Agent, registrar and transfer agent of the trust, o has no other affiliation with, and is not engaged in any other transactions with, the trust.

         The address of the Administrator is o.

Custodian

         The trust's Custodian is o pursuant to a custodian agreement. In the event of any termination of the custodian agreement by the trust or the resignation of the Custodian, the trust must engage a new Custodian to carry out the duties of the Custodian as set forth in the custodian agreement. Pursuant to the custodian agreement, the Custodian will invest all net cash received by the trust in short-term U.S. Government securities maturing no later than the Business Day preceding the next quarterly distribution date.

Paying Agent

         The transfer agent, registrar and paying agent (the "Paying Agent") for the DECS is o pursuant to a paying agent agreement. In the event of any termination of the paying agent agreement by the trust or the resignation of the Paying Agent, the trust will use its best efforts to engage a new Paying Agent to carry out the duties of the Paying Agent.

Indemnification

         The trust will indemnify each Trustee, the Administrator, the Custodian and the Paying Agent with respect to any claim, liability, loss or expense (including the costs and expenses of the defense against any claim or liability) which it may incur in acting as Trustee, Administrator, Custodian or Paying Agent, as the case may be, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties or where applicable law prohibits such indemnification. Salomon Smith Barney Inc. has agreed to reimburse the trust for any amounts it may be required to pay as indemnification to any Trustee, the Administrator, the Custodian or the Paying Agent. The seller in turn will reimburse Salomon Smith Barney Inc. for all such reimbursements paid by it as part of the expenses of the trust.

Distributions

         The trust intends to distribute to investors on a quarterly basis the proceeds of the U.S. treasury securities held by the trust. The first distribution, reflecting the trust's operations from the date of this offering, will be made on o, o to owners of record as of o, o. Thereafter, the trust will make distributions on o, o, o and o or, if any such date is not a Business Day, on the next succeeding Business Day, of each year to owners of record as of each o, o, o and o, respectively. A portion of each such distribution should be treated as a tax-free return of the investor's investment. See "Investment Objective and Policies--Trust Assets" and "Certain United States Federal Income Tax Considerations." Upon termination of the trust as described in "Investment Objectives and Policies--Trust Termination," each investor will receive its pro rata share of any remaining net assets of the trust (of which there expected to be none).

         In addition, the trust intends to distribute to each DECS holder such holder's pro rata share of any cash dividends (up to cash dividends of $o per share for the period until o,o and $o per share for each twelve month period thereafter) that the trust has received since the prior distribution date on the
o common stock it owns, and such holder's pro rata share of [83]% of any cash dividends the trust has received in amounts greater than these amounts.

         The trust does not permit the reinvestment of distributions.

Estimated Expenses

         At the closing of this offering, Salomon Smith Barney Inc. will pay to each of the Administrator, the Custodian and the Paying Agent, and to each Trustee, a one-time, up-front amount in respect of such party's ongoing fees and, in the case of the Administrator, anticipated expenses of the trust over the term of the trust. The anticipated trust expenses to be borne by the Administrator include, among other things, expenses for legal and independent accountant services, costs of printing proxies, DECS certificates and investor reports, expenses of the Trustees, fidelity bond coverage, stock exchange listing fees and expenses of qualifying the DECS for sale in the various states. The one-time, up-front payments described above total approximately $o. Salomon Smith Barney Inc. also will pay estimated organization costs of the trust in the amount of $o and estimated costs of the trust in connection with the initial registration and public offering of the DECS in the amount of $o at the closing of the offering.

         The amount payable to the Administrator in respect of ongoing expenses of the trust was determined based on estimates made in good faith on the basis of information currently available to the trust, including estimates furnished by the trust's agents. Actual operating expenses of the trust may be substantially more than this amount. Any additional expenses will be paid by Salomon Smith Barney Inc. or, in the event of its failure to pay such amounts, the seller, or, in the event of the failure of either of Salomon Smith Barney Inc. or the seller to pay such amounts, the trust. The seller will reimburse Salomon Smith Barney Inc. for all of the expenses of the trust paid by it.

              CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

         The following is a summary of U.S. federal income tax consequences that are material to the purchase, ownership and disposition of DECS. This summary does not purport to be a comprehensive description of all of the tax consequences that may be relevant to the decision to purchase DECS by any particular investor, including tax consequences that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. Except to the extent discussed under "Non-U.S. Holders", this summary addresses the tax consequences only to a beneficial owner of DECS that is a "U.S. Holder", which is defined as:

         o   an individual who is a citizen or resident of the United States,

         o   a U.S. domestic corporation, or

         o any other person that is subject to U.S. federal income taxation on a net income basis in respect of its investment in the DECS.

         If a partnership or other entity treated as a pass-through for United States federal income tax purposes holds DECS, the tax treatment of an owner of such entity will depend upon the status of the partner or the owner of such entity and the activities of the entity. If a U.S. Holder is a partner of a partnership holding DECS or an owner of another entity holding DECS which is treated as a pass-through for United States federal income tax purposes, such holder is urged to consult its tax advisors.

         This summary is based on the U.S. federal income tax laws, regulations, rulings and decisions now in effect, all of which are subject to change, possibly on a retroactive basis. This summary applies only to investors that will hold DECS as capital assets, and that purchase their DECS in their initial offering. This summary does not address tax considerations applicable to investors that may be subject to special tax rules, such as dealers in securities or foreign currencies, traders in securities or commodities electing to mark to market, financial institutions, insurance companies, tax-exempt organizations, persons that will hold DECS as a position in a "straddle" for tax purposes or as a part of a "synthetic security" or a "conversion transaction" or other integrated investment comprised of a DECS and one or more other investments, or persons that have a functional currency other than the U.S. dollar. This summary also does not address any tax consequences of investing in DECS that are particular to the counterparty to the residual value agreement.

         This summary does not include any description of the tax laws of any state or local governments or of any foreign government that may be applicable to the DECS or to the owners thereof. It also does not discuss the tax consequences of the ownership of the Common Stock except where otherwise stated. Before acquiring DECS, prospective investors should consult the Common Stock prospectus concerning the tax treatment of the Common Stock.

         There are no regulations, published rulings or judicial decisions addressing the characterization for federal income tax purposes of securities with terms substantially the same as the DECS. While special tax counsel to the trust will give certain opinions relating to the DECS, no ruling is being requested from the Internal Revenue Service (the "IRS") with respect to the DECS, and no assurance can be given that the IRS will agree with all of the conclusions expressed herein. Investors should consult their own tax advisors in determining the tax consequences to them of holding DECS, including the application to their particular situation of the U.S. federal income tax considerations discussed below, as well as the application of state, local or other tax laws.

Tax Status of the Trust

         In the opinion of Cleary, Gottlieb, Steen & Hamilton, special tax counsel to the trust:

         o The trust will be classified as a grantor trust or as a custodial arrangement for U.S. federal income tax purposes and not as an association taxable as a corporation; and

         o Each U.S. Holder of DECS generally will be considered the owner of an undivided interest in the underlying assets held by the trust and will be taxed on the income and expense with respect to its proportionate share of those assets as if it held the assets directly.

Tax Consequences to U.S. Holders

         Pursuant to the terms of the Amended and Restated Declaration of Trust, the trust and every investor in a DECS will be obligated (in the absence of an administrative determination or judicial ruling to the contrary) to characterize a DECS for U.S. federal income tax purposes as a beneficial interest in a grantor trust or custodial arrangement pursuant to which a U.S. Holder will be treated as the owner of a pro rata portion of the zero-coupon U.S. Treasury securities and the Common Stock held by the trust and the grantor to the counterparty of its pro rata portion of the residual value agreement. The remainder of this section "United States Federal Income Tax Consequences" assumes such treatment. The trust intends to report U.S. Holders' income to the IRS in accordance with this characterization of the transaction.

         Initial Tax Basis of the U.S. Treasury Securities and the Common Stock. A U.S. Holder's basis in its pro rata share of the trust's assets will equal its pro rata share of the costs incurred by the trust to purchase those assets. In this regard, the cash purchase price paid by investors for the DECS, together with the purchase price paid by the counterparty in respect of the residual value agreement, will be used first to purchase the U.S. Treasury securities at their fair market value, and the remaining cash will be used to purchase Common Stock from the seller. It is currently anticipated that the initial cost of the trust assets per each DECS offered will be $__ for the U.S. Treasury securities and $__ for the Common Stock, and that a U.S. Holder's initial basis per DECS in its pro rata share of the trust assets will equal those amounts.

         Recognition of Original Issue Discount on the U.S. Treasury Securities. The U.S. Treasury securities in the trust will consist of zero-coupon U.S. Treasury securities. A U.S. Holder will be required to treat its pro rata portion of each U.S. Treasury security in the trust as a bond that was originally issued on the date the U.S. Holder purchased its DECS at an original issue discount equal to the excess of the U.S. Holder's pro rata portion of the amounts payable on such U.S. Treasury security over the U.S. Holder's tax basis in its pro rata portion of the security. This original issue discount amount will constitute only a portion of the total amounts payable in respect of U.S. Treasury securities held by the trust, however and, consequently, a substantial portion of each quarterly distribution to the U.S. Holder will be treated as a tax-free return of the U.S. Holder's investment in the U.S. Treasury securities and will not be considered current income for federal income tax purposes. See "Investment Objective and Policies--Trust Assets."

         A U.S. Holder (whether on the cash or accrual method of tax accounting) will be required to include original issue discount (other than original issue discount on short-term U.S. Treasury securities as defined below) in income for federal income tax purposes as it accrues on a constant yield basis. Because it is expected that more than 20% of the U.S. Holders of DECS will be accrual basis taxpayers, a U.S. Holder will be required to include in income original issue discount on any short-term U.S. Treasury security (i.e., any U.S. Treasury security with a maturity of one year or less from the date it is purchased) held by the trust as that original issue discount accrues. Unless a U.S. Holder elects to accrue the original issue discount on a short-term U.S. Treasury security according to a constant yield method based on daily compounding, such original issue discount will be accrued on a straight-line basis. A U.S. Holder's tax basis in a U.S. Treasury security will be increased by the amounts of any original issue discount included in income by the U.S. Holder with respect to such U.S. Treasury security. Similar rules will apply to interest or original issue discount income from short-term U.S. Government securities held for cash management purposes.

         Application of the Straddle Rules. A U.S. Holder of DECS will be treated as entering into a tax "straddle" for U.S. federal income tax purposes consisting of the residual value agreement and the Common Stock because the risk of loss from entering into the residual value agreement is substantially diminished by the U.S. Holder's ownership of the Common Stock. As a result, special holding period, loss deferral and interest expense capitalization rules will apply, as described in more detail below. The trust will identify the Common Stock as part of a straddle with the residual value agreement for U.S. federal income tax purposes.

         Taxation of the Distribution of Common Stock. The distribution of Common Stock to a U.S. Holder will not be a taxable event, except that a U.S. Holder will recognize short-term gain or loss on the Exchange Date in respect of fractional shares of Common Stock for which cash is received. The U.S. Holder's holding period in respect of Common Stock held as part of a DECS will begin to run on the date after the Exchange Date (after exercise or lapse of the residual value agreement).

         The delivery of Common Stock to the counterparty in satisfaction of the residual value agreement may give rise to gain or loss to a U.S. Holder. See "--Taxation of the Residual Value Agreement."

         Taxation of the Residual Value Agreement. A U.S. Holder that does not dispose of its DECS prior to the Exchange Date generally will not have taxable gain prior to the Exchange Date in respect of the purchase price paid to the trust by the counterparty in respect of the residual value agreement.

         If no Common Stock or other consideration is delivered to the counterparty under the residual value agreement, on expiration of the residual value agreement each U.S. Holder will recognize short-term capital gain equal to its pro rata portion of the purchase price received by the trust in respect of the residual value agreement.

         If the counterparty has the right under the residual value agreement to receive Common Stock, each U.S. Holder should recognize (i) capital gain on the Exchange Date in respect of Common Stock delivered to the counterparty, in an amount equal to the difference between the market value of the U.S. Holder's pro rata share of the Common Stock and the U.S. Holder's tax basis in its pro rata share of the Common Stock, and (ii) capital gain or loss on settlement of the residual value agreement equal to the difference between its pro rata portion of the purchase price received by the trust in respect of the residual value agreement and the market value of its pro rata portion of the Common Stock delivered to the counterparty. Gain or loss in respect of Common Stock and the residual value agreement will be short-term gain or loss, regardless of the U.S. Holder's holding period for the DECS. Under the straddle rules, a U.S. Holder will be permitted to take into account a loss recognized upon the exercise of the residual value agreement only to the extent such loss exceeds any unrecognized gain at the end of a taxable year with respect to Common Stock originally held as part of a DECS and retained by the U.S. Holder. Because the Common Stock that is delivered under the terms of the residual value agreement on the Exchange Date may have increased in value, the U.S. Holder may be required to recognize gain on the delivery of Common Stock in the taxable year of the Exchange Date without offset in that year for any losses recognized in respect of the residual value agreement. No authority directly addresses the tax treatment of the settlement of securities identical to the residual value agreement, however. While the treatment described in this paragraph is based on an IRS ruling on similar securities, it is possible that the delivery of Common Stock in satisfaction of the residual value agreement should be treated as giving rise to capital gain or loss equal to the difference between U.S. Holder's tax basis in its pro rata share of the Common Stock delivered and the U.S. Holder's pro rata portion of the purchase price received by the trust in respect of the residual value agreement. U.S. Holders should consult their tax advisors with respect to the U.S. federal income tax treatment of Common Stock delivered in satisfaction of the residual value agreement.

         Distributions on the Common Stock. In general, the gross amount of any distribution by a corporation of cash or property (other than certain distributions of shares distributed pro rata to all shareholders) to its shareholders with respect to stock is includable in income as dividend income to the extent such distribution is paid out of the current or accumulated earnings and profits of the issuer as determined under U.S. federal income tax principles. To the extent, if any, that the amount of any distribution exceeds current and accumulated earnings and profits, it will be treated first as a tax-free return of the shareholder's tax basis in the stock and thereafter as capital gain.

         If there is a taxable distribution on the Common Stock, a U.S. Holder will recognize income with respect to the distribution when such distribution is received by the trustee, not at the time that the U.S. Holder receives the cash distribution from the trustee. In the case of a U.S. Holder that is a taxpaying U.S. corporation, dividends are not eligible for the intercorporate dividends-received deduction at the time they are received by the trust.

         In the event there is a distribution in respect of the Common Stock in
excess of $    per share, a U.S. Holder should be treated as receiving the entire amount of the distribution received by the trust, and as paying to the counterparty to the residual value agreement the amounts due thereunder with respect to such distribution. The U.S. federal income tax treatment of the amounts paid to the counterparty is not certain. The trust will treat such amounts as reducing the purchase price received from the counterparty in respect of the residual value agreement, which would increase the amount of a U.S. Holder's loss (or decrease gain) in respect of the residual value agreement described in "--Taxation of the Residual Value Agreement." It is possible, however, that such amounts should be treated as ordinary expenses, in which case they generally would be deductible to the extent not limited by provisions of the Code generally applicable to investment expenses, such as the limitations applicable to miscellaneous deductions of individual U.S. Holders that itemize deductions. U.S. Holders should consult their tax advisors with respect to the tax treatment of such distributions.

         Possible Capitalization of Interest Expense. Any interest expense incurred by a U.S. Holder on indebtedness allocable to its pro rata share of the Common Stock will not be currently deductible to the extent such interest exceeds dividends received by the U.S. Holder on the Common Stock. Instead, provided that the interest expense would otherwise be deductible by the U.S. Holder, such interest expense would be capitalized as it accrues and included in the U.S. Holder's basis in its pro rata share of the Common Stock.

         Sale of the DECS. Upon a sale of a U.S. Holder's DECS, a U.S. Holder will be treated as having sold its pro rata portion of the U.S. Treasury securities and the Common Stock and as having entered into a closing transaction with respect to its pro rata portion of the residual value agreement. The amount realized by the U.S. Holder, increased by an amount equal to the then-market value of the residual value agreement, will be allocated between the U.S. Holder's pro rata share of the U.S. Treasuries and the Common Stock on the basis of their fair market value. The U.S. Holder will recognize gain or loss with respect to the Common Stock as described above under "--Taxation of the Common Stock," and will recognize short-term gain or loss with respect to the residual value agreement equal to the difference between the then-market value of the residual value agreement and the purchase price paid by the counterparty to the trust in respect of the residual value agreement. Any gain or loss in respect of the U.S. Treasury securities will be long-term capital gain or loss if the U.S. Holder has held the DECS for more than one year. Accordingly, a U.S. Holder may recognize short-term capital gain on the disposition of the Common Stock or residual value agreement and long-term capital loss on the disposition of the Treasuries.

         Adjustment Events and Dilution Adjustments. The tax consequences of an Adjustment Event or Dilution Adjustment will depend upon the specific facts relevant to such event or adjustment, and U.S. Holders are urged to consult the relevant disclosure documents and to consult with their tax advisors regarding the consequences of any Dilution Adjustment or Adjustment Event. In general, a U.S. Holder will be subject to the same U.S. federal income tax consequences with respect to any event causing a Dilution Adjustment or any Adjustment Event as if it held directly the Common Stock. A U.S. Holder also will recognize its pro rata share of any gain or loss recognized on the disposition by the trust of U.S. Treasury securities or other assets. If an Adjustment Event gives rise to a full acceleration of the DECS, , a U.S. Holder generally will recognize gain or loss under the rules described above under "--Taxation of the Distribution of Common Stock" and "--Taxation of the Residual Value Agreement," taking into account all consideration received and delivered as if it were Common Stock. If an Adjustment Event gives rise to a partial acceleration of the DECS, a U.S. Holder generally should recognize gain or loss at the time of the acceleration under the same rules, but taking into account only an allocable portion of the Holder's tax basis in the trust assets and of the purchase price paid by the counterparty in respect of the residual value agreement.

         Special Considerations with respect to the Common Stock. Special U.S. federal income tax rules apply to U.S. persons holding shares of a foreign corporation that is classified as a "passive foreign investment company," "foreign personal holding company" or "controlled foreign corporation." Prospective investors should consult the prospectus for the Common Stock and their own tax advisors as to the consequences of owning the Common Stock through an investment in the DECS.

         Fees and Expenses of the Trust. The trust intends to treat fees and expenses paid by the underwriters as attributable to the underwriters and not the U.S. Holders of the DECS. If, however, the fees and expenses were treated as attributable to a U.S. Holder, such U.S. Holder's pro rata portion of the expenses in connection with the organization of the trust, underwriting discounts and commissions and other offering expenses should be includible in the cost to the U.S. Holder of the DECS. There can be no assurance, however, that the IRS will not take the view that such expenses are excludable from the U.S. Holder's cost of the DECS. If the IRS were to prevail, such expenses would not be includible in the basis of the DECS and should instead be amortizable and deductible over the term of the trust. If such expenses were treated as amortizable and deductible, an individual U.S. Holder who itemizes deductions would be entitled to amortize and deduct (subject to any other applicable limitations on itemized deductions) such expenses over the term of the trust only to the extent that such amortized annual expenses together with the U.S. Holder's other miscellaneous deductions exceed 2% of such U.S. Holder's adjusted gross income.

Non-United States Persons

         In the case of a Holder of the DECS that is a non-resident alien individual or a foreign corporation (a "Non-U.S. Person"), payments made with respect to the Common Stock will not be subject to U.S. withholding tax, and payments made with respect to the U.S. Treasury securities will not be subject to U.S. withholding tax, provided that such investor complies with applicable certification requirements (including in general the furnishing of an IRS Form W-8BEN or a substitute form). Any capital gain realized upon the sale or other disposition of the DECS by an investor that is a Non-U.S. Person will generally not be subject to U.S. federal income tax if (i) such gain is not effectively connected with a U.S. trade or business of such investor and (ii) in the case of an individual, such individual is not present in the United States for 183 days or more in the taxable year of the sale or other disposition or the gain is not attributable to a fixed place of business maintained by such individual in the United States.

Backup Withholding and Information Reporting

         A Holder of DECS may be subject to information reporting and to backup withholding in respect of certain amounts paid to the Holder unless such Holder provides proof of an applicable exemption or a correct taxpayer identification number, and otherwise complies with applicable requirements of the backup withholding rules. Any amounts withheld under the backup withholding rules are not an additional tax and may be credited against a U.S. Holder's U.S. federal income tax liability, provided that the required information is furnished to the IRS.

                          CERTAIN ERISA CONSIDERATIONS

         Each fiduciary of a pension, profit-sharing or other employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or ERISA, which we refer to as a Plan, should consider the fiduciary standards of ERISA in the context of the Plan's particular circumstances before authorizing an investment in the DECS. Accordingly, among other factors, the fiduciary should consider whether the investment would satisfy the prudence and diversification requirements of ERISA and would be consistent with the documents and instruments governing the Plan.

         Section 406 of ERISA and Section 4975 of the Code prohibit Plans, as well as individual retirement accounts, Keogh plans and other plans subject to
Section 4975 of the Code, also referred to as Plans, from engaging in certain transactions involving "plan assets" with persons that are "parties in interest" under ERISA or "disqualified persons" under the Code with respect to the Plans. A violation of these "prohibited transaction" rules may result in an excise tax or other liabilities under ERISA and/or Section 4975 of the Code for such persons, unless exemptive relief is available under an applicable statutory or administrative exemption. Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA) and certain church plans (as defined in
Section 3(33) of ERISA) are not subject to the requirements of ERISA or Section 4975 of the Code, but may be subject to similar provisions of other applicable local, state or federal laws (we refer to such plans also as Plans and we refer to such laws as similar laws).

         Certain transactions involving the trust could be deemed to constitute direct or indirect prohibited transactions under ERISA and Section 4975 of the Code with respect to a Plan if the DECS were acquired with "plan assets" of a Plan. For example, if o is a "party in interest" or "disqualified person" with respect to an investing Plan (either directly or by reason of its ownership of its subsidiaries), an indirect sale of property prohibited by Section 406(a)(1)(A) of ERISA and Section 4975(c)(1)(A) of the Code between the investing Plan and o may be deemed to occur, unless exemptive relief were available under an applicable administrative exemption.

         The United States Department of Labor has issued five prohibited transaction class exemptions, or PTCEs, that may provide exemptive relief for direct or indirect prohibited transactions under ERISA and the Code resulting from the purchase or holding of the DECS. Those class exemptions are:

o   PTCE 96-23 - for certain transactions determined by in-house asset managers,

o PTCE 95-60 - for certain transactions involving insurance company general accounts,

o PTCE 91-38 - for certain transactions involving bank collective investment funds,

o PTCE 90-1 - for certain transactions involving insurance company separate accounts, or

o PTCE 84-14 - for certain transactions determined by independent qualified professional asset managers.

         Because of the possibility that direct or indirect prohibited transactions could occur as a result of the purchase or holding of the DECS by a Plan, the DECS may be not purchased or held by any Plan, any entity whose underlying assets include "plan assets" by reason of any Plan's investment in the entity, which we refer to as a Plan Asset Entity, or any person investing "plan assets" of any Plan, unless such purchase or holding is eligible for the exemptive relief available under PTCE 96-23, 95-60, 91-38, 90-1 or 84-14 (or a similar exemption from similar laws). Any purchaser or holder of the DECS will be deemed to have represented by its purchase and holding thereof that either:

o it is not a Plan or a Plan Asset Entity and is not purchasing such DECS on behalf of or with "plan assets" of any Plan, or

o its purchase, holding and disposition of the DECS is eligible for the exemptive relief available under PTCE 96-23, 95-60, 91-38, 90-1 or 84-14 (or a similar exemption from similar laws).

         Due to the complexity of these rules and the penalties imposed upon persons involved in non-exempt prohibited transactions, it is important that any person considering the purchase of DECS on behalf of or with "plan assets" of any Plan consult with its counsel regarding the consequences under ERISA and the Code (or similar laws) of the acquisition and ownership of DECS and the availability of exemptive relief under PTCE 96-23, 95-60, 91-38, 90-1 and 84-14 (or a similar exemption from similar laws).

                                  UNDERWRITING

         Subject to the terms and conditions stated in the underwriting agreement dated the date hereof, each underwriter named below has severally agreed to purchase, and the trust has agreed to sell to such underwriter, the number of DECS set forth opposite the name of such underwriter.

Name                                                            Number of DECS
----                                                            --------------

Salomon Smith Barney Inc.............................


     Total...........................................

         The underwriting agreement provides that the obligations of the several underwriters to purchase the DECS included in this offering are subject to approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all the DECS (other than those covered by the over-allotment option described below) if they purchase any of the DECS.

         The underwriters, for whom Salomon Smith Barney Inc. is acting as representative, propose to offer some of the DECS directly to the public at the public offering price set forth on the cover page of this prospectus and some of the DECS to certain dealers at the public offering price less a concession not in excess of $o per DECS. After the initial offering of the DECS to the public, the public offering price and such concession may be changed by the representative. The sales load of $o per DECS is equal to o% of the initial public offering price.

         Because proceeds from the sale of the DECS and the residual value agreement will be used by the trust to purchase the Common Stock from the seller, the underwriting agreement provides that the seller will pay to the underwriters as compensation $o per DECS.

         The trust has granted to the underwriters an option, exercisable for 30 days from the date of this prospectus, to purchase up to o additional DECS at the same price per DECS as the initial DECS purchased by the underwriters. The underwriters may exercise such option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each underwriter will be obligated, subject to certain conditions, to purchase a number of additional DECS approximately proportionate to such underwriter's initial purchase commitment. In addition, Salomon Smith Barney Inc. purchased o DECS in connection with the organization of the trust.

         o, its executive officers and the seller have agreed that, for a period of o days from the date of this prospectus, they will not, without the prior written consent of Salomon Smith Barney Inc., as representative of the underwriters, offer, sell, contract to sell, or otherwise dispose of, any shares of common stock of o or any securities convertible into, or exercisable or exchangeable for, such common stock. Salomon Smith Barney Inc. in its sole discretion may release any of the securities subject to these lock-up agreements at any time without notice. However, this agreement will not restrict the ability of o and the seller to take any of the actions listed above in connection with the offering by the trust of the DECS or any delivery of shares of Common Stock pursuant to the terms of the DECS.

         The DECS will be a new issue of securities with no established trading market. The trust has applied to have the DECS approved for listing on o under the symbol "o". The underwriters intend to make a market in the DECS, subject to applicable laws and regulations. However, the underwriters are not obligated to do so and any such market-making may be discontinued at any time at the sole discretion of the underwriters without notice. Accordingly, no assurance can be given as to the liquidity of such market.

         In connection with the formation of the trust, Salomon Smith Barney Inc. subscribed for and purchased o DECS for a purchase price of $o. Salomon Smith Barney Inc. sponsored the formation of the trust for purposes of this offering, including selecting its initial Trustees.

         In connection with the DECS offering, the underwriters may over-allot, or engage in syndicate covering transactions, stabilizing transactions and penalty bids. Over-allotment involves syndicate sales of DECS or Common Stock in excess of the number of DECS to be purchased by the underwriters in the offering, which creates a syndicate short position. Syndicate covering transactions involve purchases of the DECS or the Common Stock in the open market after the distribution has been completed in order to cover syndicate short positions. Stabilizing transactions consist of certain bids or purchases of DECS or Common Stock made for the purpose of preventing or retarding a decline in the market price of the DECS or Common Stock while the offering is in progress. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when an underwriter, in covering syndicate short positions or making stabilizing purchases, repurchases DECS or Common Stock originally sold by the syndicate member. These activities may cause the price of DECS or Common Stock to be higher than the price that otherwise would exist in the open market in the absence of such transactions. These transactions may be effected on o or in the over-the-counter market, or otherwise and, if commenced, may be discontinued at any time.

         In addition, in connection with this offering, certain of the underwriters (and selling group members) may engage in passive market making transactions in the DECS or Common Stock on o prior to the pricing and completion of the DECS offering. Passive market making consists of displaying bids on o no higher than the bid prices of independent market makers and making purchases at prices no higher than those independent bids and effected in response to order flow. Net purchases by a passive market on each day are limited to a specified percentage of the passive market maker's average daily trading volume in the Common Stock during a specified period and must be discontinued when such limit is reached. Passive market making may cause the price of the Common Stock to be higher than the price that otherwise would exist in the open market in the absence of such transactions. If passive market making is commenced, it may be discontinued at any time.

         o, an affiliate of o, will be the counterparty under the residual value agreement, and in connection with that agreement may be engaged in hedging activities commencing on the date on which the price of the DECS is determined. In connection with its anticipated initial hedging activities, o expects to be selling short Common Stock contemporaneously with the offering of the DECS. From time to time thereafter during the term DECS are outstanding, o may be purchasing or selling Common Stock in connection with its hedging activities, which may have the effect of increasing or decreasing, respectively, the price of Common Stock.

         The underwriters have performed certain investment banking and advisory services for o from time to time for which they have received customary fees and expenses. The underwriters may, from time to time, engage in transactions with and perform services for o in the ordinary course of its business.

         o and the seller have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the underwriters may be required to make in respect of any of those liabilities. o has agreed to pay certain amounts on behalf of the seller in respect of fees, expenses and other compensation in connection with the DECS offering.

                                  LEGAL MATTERS

         Certain legal matters will be passed upon for the trust and the underwriters by Cleary, Gottlieb, Steen & Hamilton, New York, New York. Certain matters of Delaware law will be passed upon for the trust by Richards, Layton & Finger, Wilmington, Delaware. Certain legal matters will be passed upon for the seller by o.

                                     EXPERTS

         The statement of assets, liabilities and capital included in this prospectus has been audited by o, independent accountants given upon the authority of said firm as experts in auditing and accounting.

                       WHERE YOU CAN FIND MORE INFORMATION

         The trust has filed a registration statement for the DECS with the SEC. Information about the DECS and the trust may be found in that registration statement. You may read and copy the registration statement at the public reference facilities of the SEC in Washington, D.C., Chicago, Illinois and New York, New York. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. This registration statement is also available to the public from the SEC's web site at http:\\www.sec.gov.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustee and Securityholders of SYN-DECS TRUST I:

In our opinion, the accompanying statement of assets, liabilities and capital presents fairly, in all material respects, the financial position of SYN-DECS TRUST I (the "Trust") as of o, 2003, in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Trust's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this statement in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets, liabilities and capital is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets, liabilities and capital, assessing the accounting principles used and significant estimates made by the Trust's management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



o


New York, New York
o, 2003

                                SYN-DECS TRUST I

              STATEMENT OF ASSETS, LIABILITIES AND CAPITAL, o, 2003

ASSETS
Cash.........................................................................

Total Assets.................................................................

LIABILITIES
Total Liabilities............................................................

NET ASSETS...................................................................

CAPITAL
DECS, one DECS issued and outstanding........................................






         The accompanying notes are an integral part of this statement.

                                SYN-DECS TRUST I

         NOTES TO STATEMENT OF ASSETS, LIABILITIES AND CAPITAL, o, 2003

I.       Organization

         SYN-DECS TRUST I, organized as a Delaware statutory trust on March 17, 2003, is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940. The trust has no operations to date other than matters relating to its organization and registration. The term of the trust is anticipated to expire in the year o; however, the exact date will be determined in the future.

         The trust has registered o DECS representing shares of beneficial interest in the trust. The only securities that the trust is authorized to issue are the DECS and the residual value agreement. Each of the DECS represents the right to receive (a) quarterly distributions during the term of the trust, and
(b) upon the conclusion of the term of the trust (the "Exchange Date"), a number of shares of o common stock (the "Common Stock") determined as described in the registration statement. The trust will hold a series of zero-coupon U.S. treasury securities, the Common Stock and the residual value agreement. The business activities of the trust are limited to the matters discussed above. The trust will be treated as a grantor trust for U.S. federal income tax purposes.

         On o, 2003, the trust issued o DECS to Salomon Smith Barney Inc. in consideration for a purchase price of $100.

II.      Organizational Costs and Fees

         Organizational costs and ongoing fees of the trust will be borne by Salomon Smith Barney Inc. The seller will reimburse Salomon Smith Barney Inc. for all of the expenses of the trust paid by it.

III.     Management and Administration of Trust

         The internal operation of the trust will be managed by its trustees; the trust will not have a separate investment adviser. The trust will be overseen by three trustees, and its daily administration will be carried out by
o as the administrator. o will also serve as the trust's custodian, paying agent, registrar and transfer agent with respect to the DECS.

                                 100,000 DECSSM
                  (Subject to Exchange into Common Stock of o)








                                SYN-DECS TRUST I



                           -------------------------
                                   PROSPECTUS

                                     o, 2003
                           -------------------------





                              Salomon Smith Barney

                                     PART C

                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits

1.       Financial Statements

Part A-- ......... (i)    Report of Independent Public Accountants
                   (ii)   Statement of Assets, Liabilities and Capital
Part B-- .........        None.

2.       Exhibits

(a)(1)(A)  --Declaration of Trust dated as of October 3, 2002/**/
(a)(1)(B)  --Amended and Restated Declaration of Trust dated as of [  ], 2003/*/
(a)(2)(A)  --Certificate of Trust dated October 3, 2002/**/
(a)(2)(B)  --Restated Certificate of Trust dated o, 2003/***/
(b)        --Not applicable
(c)        --Not applicable
(d)(1)     --Form of specimen certificate of DECS (included in Exhibit
             2(a)(1)(D))/*/
(d)(2)     --Portions of the Amended and Restated Declaration of Trust defining the rights of holders of DECS (included in Exhibit 2(a)(1)(D))/*/
(e)        --Not applicable
(f)        --Not applicable
(g)        --Not applicable
(h)        --Form of Underwriting Agreement/*/
(i)        --Not applicable
(j)        --Form of Custodian Agreement/*/
(k)(1)     --Form of Administration Agreement/*/
(k)(2)     --Form of Paying Agent Agreement/*/
(k)(3)     --Form of Residual Value Agreement/*/
(k)(4)     --Form of Fund Expense Agreement/*/
(k)(5)     --Form of Fund Indemnity Agreement/*/
(l)        --Opinion and Consent of Counsel to the Trust/*/
(m)        --Not applicable
(n)(1)     --Tax Opinion of Counsel to the Trust (Consent contained in Exhibit
             2(l))/*/
(n)(2)     --Consent of Independent Public Accountants/*/
(n)(3)     --Consents to being named as Trustee/*/
(o)        --Not applicable
(p)        --Form of Subscription Agreement/*/
(q)        --Not applicable

--------------------
/*/ To be filed by amendment.
/**/ Previously filed.
/***/ Filed herewith.

Item 25. Marketing Arrangements

         See Exhibit 2(h) to this registration statement.

Item 26. Other Expenses of Issuance and Distribution

         The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

Registration fees....................................................   $[92]*
[      ] listing fee.................................................   $[   ]*
Printing (other than certificates)...................................   $[   ]*
Engraving and printing certificates..................................   $[   ]*
Fees and expenses of qualification under state securities laws
(including fees of counsel)..........................................   $[   ]*

Accounting fees and expenses.........................................   $[   ]*
Legal fees and expenses..............................................   $[   ]*
NASD fees............................................................   $[   ]*
Miscellaneous........................................................   $[   ]*
Total................................................................   $[   ]*

----------------------
* To be furnished by amendment.

Item 27. Person Controlled by or Under Common Control with Registrant

         The trust will be internally managed and will not have an investment adviser. The information in the prospectus under the caption "Management and Administration of the Trust" is incorporated herein by reference.

Item 28. Number of Holders of Securities

         As of the effective date of this registration statement:

TITLE OF CLASS                                          NUMBER OF RECORD HOLDERS
----------------------------------------------------    ------------------------
DECS representing shares of beneficial interest.....               1

Item 29. Indemnification

         The underwriting agreement (Exhibit 2(h) to this registration statement) provides for indemnification.

         The Amended and Restated Declaration of Trust filed as Exhibit 2(a)(1)(B) to this registration statement provides for indemnification to each trustee against any claim or liability incurred in acting as trustee of the trust, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of the trustee's duties. The Custodian Agreement, Administration Agreement and Paying Agent Agreement filed as Exhibits 2(j), 2(k)(1) and 2(k)(2), respectively, to this registration statement provide for indemnification to the custodian, trust administrator and paying agent, respectively, against any loss or expense incurred in the performance of their obligations under the respective agreements, unless such loss or expense is due to willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations. The Fund Indemnity Agreement filed as Exhibit 2(k)(5) to this registration statement provides that Salomon Smith Barney Inc. will indemnify the trust for certain indemnification expenses incurred under the Amended and Restated Declaration of Trust, the Custodian Agreement, the Administration Agreement and the Paying Agent Agreement.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant, pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 30. Business and Other Connections of Investment Adviser

         Not applicable.

Item 31. Location of Accounts and Records

         The accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of the registrant, c/o Puglisi & Associates, 850 Library Avenue, Suite 204, Newark, Delaware 19711 and at the offices of [ ], the registrant's trust administrator, custodian, paying agent, transfer agent and registrar. All other records so required to be maintained are maintained at the offices of the registrant, Puglisi & Associates, 850 Library Avenue, Suite 204, Newark, Delaware 19711.

Item 32. Management Services

         Not applicable.

Item 33. Undertakings

         (a) The registrant hereby undertakes to suspend the offering of the shares covered hereby until it amends its prospectus contained herein if (1) subsequent to the effective date of this registration statement, its net asset value per share declines more than ten percent from its net asset value per share as of the effective date of this registration statement or (2) the net asset value per share increases to an amount greater than its net proceeds as stated in its prospectus contained herein.

         (b) The registrant hereby undertakes that (i) for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective;
(ii) for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant has duly caused this Registration Statement amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, State of Delaware, on the oth day of o, 2003.



                                               SYN-DECS TRUST I


                                               By: /s/ Donald J.Puglisi
                                                   --------------------------
                                                   Donald J. Puglisi, Trustee


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons, in the capacities and on the date indicated.

Name                        Title                           Date
------------------------    ----------------------------    --------------------
/s/ [     ]                 Principal Executive Officer,    [       ]
[     ]                     Principal Financial Officer,
                            Principal Accounting Officer
                                 and Trustee

                                  Exhibit Index

Exhibit                              NAME OF EXHIBIT
---------   --------------------------------------------------------------------
(a)(1)(A)   Declaration of Trust dated as of October 3, 2002/**/
(a)(1)(B)   Amended and Restated Declaration of Trust dated as of [   ], 2003/*/
(a)(2)(A)   Certificate of Trust dated October 3, 2002/**/
(a)(2)(B)   Restated Certificate of Trust dated o, 2003/***/
(b)         Not applicable
(c)         Not applicable
(d)(1)      Form of specimen certificate of DECS (included in Exhibit
            2(a)(1)(D))/*/
(d)(2)      Portions of the Amended and Restated Declaration of Trust defining the rights of holders of DECS (included in Exhibit 2(a)(1)(D))/*/
(e)         Not applicable (f) Not applicable (g) Not applicable
(h)         Form of Underwriting Agreement/*/
(i)         Not applicable
(j)         Form of Custodian Agreement/*/
(k)(1)      Form of Administration Agreement/*/
(k)(2)      Form of Paying Agent Agreement/*/
(k)(3)      Form of Residual Value Agreement/*/
(k)(4)      Form of Fund Expense Agreement/*/
(k)(5)      Form of Fund Indemnity Agreement/*/
(l)         Opinion and Consent of Counsel to the Trust/*/
(m)         Not applicable
(n)(1)      Tax Opinion of Counsel to the Trust (Consent contained in Exhibit
            2(l))/*/
(n)(2)      Consent of Independent Public Accountants/*/
(n)(3)      Consents to being named as Trustee/**/
(o)         Not applicable
(p)         Form of Subscription Agreement/*/

--------------------
/*/ To be filed by amendment.
/**/ Previously filed.
/***/ Filed herewith.